EXHIBIT 10.1

PURCHASE AND SALE AGREEMENT

by and among

HERITAGE COMMONS III, LTD.,

a Texas limited partnership,

HERITAGE COMMONS IV, LTD.,

a Texas limited partnership,

and

MACQUARIE CNL INCOME, LP,

a Delaware limited partnership

Property Name: Heritage Commons III and IV

Location: Tarrant County, Texas

Effective Date: April 25, 2011

TABLE OF CONTENTS

Article 1	-	CERTAIN DEFINITIONS		1
Article 2	-	SALE OF PROPERTY		11
Article 3	-	EARNEST MONEY AND PURCHASE PRICE		11
3.1		Initial Earnest Money Deposit.		11
		3.1.1	Payment of Initial Deposit	11
		3.1.2	Applicable Terms; Failure to Make Initial Deposit	11
3.2		Additional Earnest Money Deposit.		11
		3.2.1	Payment of Additional Deposit	11
		3.2.2	Applicable Terms; Failure to Make Additional Deposit	12
3.3		HC III Purchase Price		12
3.4		HC IV Purchase Price		12
3.5		Independent Consideration		12
Article 4	-	TITLE MATTERS		13
4.1		Title to Real Property		13
4.2		Title Defects.		13
		4.2.1	Buyer’s Objections to Title; Seller’s Obligations and Rights.	13
		4.2.2	No New Exceptions	14
4.3		Title Insurance		14
4.4		Mineral Reservation		15
4.5		Reserved Easements		15
4.6		Property Management Agreement and Leasing Agreement		15
4.7		Daimler Expansion Option		16
4.8		Tenant Estoppel Certificates		16
Article 5	-	BUYER’S DUE DILIGENCE/CONDITION OF THE PROPERTY		17
5.1		Buyer’s Due Diligence.		17
		5.1.1	Access to Property Documents	17
		5.1.2	Access to the Property	17
		5.1.3	Limit on Government Contacts	18
		5.1.4	Other Due Diligence Obligations of Buyer	19
		5.1.5	Waiver and Release	19
		5.1.6	As-Is Sale	19
5.2		Termination of Agreement During Due Diligence Period		21
5.3		Items to be Agreed upon During the Due Diligence Period.		22
		5.3.1	Agreement on Development Issues	22
		5.3.2	Termination upon Failure to Agree on Development Issues	22
Article 6	-	ADJUSTMENTS AND PRORATIONS		23
6.1		Revenues.		23
		6.1.1	Revenues	23
		6.1.2	Post-Closing Collections	23
6.2		Security Deposits		23
6.3		Real Estate and Personal Property Taxes.		23
		6.3.1	Proration of Ad Valorem Taxes	23
		6.3.2	Insufficient Information	24
		6.3.3	Special Assessments	24
		6.3.4	Notice Regarding Possible Liability for Additional Taxes	24

i

6.4		Other Property Operating Expenses.		24
6.5		Closing Costs		25
6.6		Apportionment Credit		26
6.7		Delayed Adjustment; Delivery of Operating and Other Financial Statements		26
Article 7	-	HC III CLOSING		26
7.1		HC III Closing Date		27
7.2		Title Transfer and Payment of HC III Purchase Price		27
7.3		Seller’s HC III Closing Deliveries		27
7.4		Buyer’s HC III Closing Deliveries		28
Article 8	-	HC IV CLOSING		29
8.1		HC IV Closing Date		29
8.2		Title Transfer and Payment of HC IV Purchase Price		29
8.3		Seller’s HC IV Closing Deliveries		30
8.4		Buyer’s HC IV Closing Deliveries		31
8.5		Buyer’s Option to Extend HC IV Closing Date		32
Article 9	-	CONDITIONS TO CLOSING		32
9.1		Conditions to Seller’s Obligations		32
9.2		Conditions to Buyer’s Obligations		33
9.3		Failure of Conditions Set Forth in Section 9.2(d)		33
9.4		Waiver of Failure of Conditions Precedent		33
9.5		Approvals not a Condition to Buyer’s Performance		34
Article 10	-	REPRESENTATIONS AND WARRANTIES		34
10.1		Buyer’s Representations		34
		10.1.1	Buyer’s Authorization	34
		10.1.2	Buyer’s Financial Condition	35
		10.1.3	Patriot Act Compliance	35
10.2		Seller’s Representations		35
		10.2.1	Seller’s Authorization	35
		10.2.2	Seller’s Financial Condition	36
		10.2.3	Seller’s Knowledge Representations	36
10.3		General Provisions.		38
		10.3.1	Seller’s Warranties Deemed Modified	38
		10.3.2	Breach of Seller’s Warranties prior to the HC III Closing.	38
		10.3.3	Breach of Seller’s Warranties prior to the HC IV Closing.	39
		10.3.4	Survival; Limitation on Seller’s Liability	40
Article 11	-	COVENANTS		40
11.1		Buyer’s Covenants		40
		11.1.1	Confidentiality	41
		11.1.2	Buyer’s Indemnity	41
11.2		Seller’s Covenants		41
		11.2.1	Contracts and Leases	41
		11.2.2	Maintenance of Property	42
11.3		Mutual Covenants.		42
		11.3.1	Publicity	42
		11.3.2	Brokers	43
		11.3.3	Tax Protests; Tax Refunds and Credits	43

		11.3.4	Survival	44
Article 12	-	DEFAULT AND REMEDIES		44
12.1		Buyer Defaults and Seller Remedies.		44
12.2		Seller Defaults and Buyer Remedies.		44
Article 13	-	CONDEMNATION/CASUALTY		46
13.1		Right to Terminate		46
13.2		Allocation of Proceeds and Awards		46
13.3		Insurance		47
13.4		Waiver		47
Article 14	-	ESCROW PROVISIONS		47
Article 15	-	MISCELLANEOUS		48
15.1		Buyer’s Assignment		48
15.2		Designation Agreement		48
15.3		Survival/Merger		49
15.4		Integration; Waiver		49
15.5		Governing Law		49
15.6		Captions Not Binding; Exhibits		49
15.7		Binding Effect		49
15.8		Severability		49
15.9		Notices		50
15.10		Counterparts		51
15.11		No Recordation		51
15.12		Construction		52
15.13		Maximum Aggregate Liability		52
15.14		Time of Essence		52
15.15		JURISDICTION		52
15.16		WAIVER OF JURY TRIAL		53
15.17		Facsimile Signatures		53
15.18		Flood Plain		53
15.19		Multiple Sellers		53
15.20		Multiple Buyers		54

EXHIBITS

Exhibit A-1	Legal Description of HC III Real Property
Exhibit A-2	Legal Description of HC IV Real Property
Exhibit B-1	List of HC III Contracts
Exhibit B-2	List of HC IV Contracts
Exhibit C-1	List of HC III Leases
Exhibit C-2	List of HC IV Leases
Exhibit D-1	List of HC III Personal Property
Exhibit D-2	List of HC IV Personal Property
Exhibit E	Form of Deed
Exhibit F	Form of Bill of Sale
Exhibit G	Form of Assignment of Intangible Property
Exhibit H	Form of Assignment of Leases
Exhibit I	Notices of Litigation, Contract Defaults Governmental Violations
Exhibit J	Form of Tenant Notification Letter
Exhibit K	Form of Tenant Estoppel
Exhibit L	Form of License

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is executed to be effective as of the 25th day of April, 2011 (the “Effective Date”), by and between HERITAGE COMMONS III, LTD., a Texas limited partnership (“HC III”) and HERITAGE COMMONS IV, LTD., a Texas limited partnership (“HC IV”) (HC III and HC IV being collectively referred to in this Agreement as the “Seller”), and MACQUARIE CNL INCOME, LP, a Delaware limited partnership (“Buyer”).

W I T N E S S E T H:

In consideration of the mutual covenants and agreements set forth herein, Seller and Buyer hereby agree as follows:

ARTICLE 1 - CERTAIN DEFINITIONS

As used herein, the following terms shall have the following meanings:

“Acceptable Estoppel Certificate” shall mean an estoppel certificate substantially in the form of Exhibit K attached hereto and incorporated herein by this reference that is consistent with such tenant’s Lease; provided however, that if any tenant is required or permitted under the terms of its Lease to make materially different statements in a certification from those set forth on Exhibit K attached hereto, then Buyer shall accept any modifications made to such estoppel certificate to the extent that such changes (i) are consistent with the requirements set forth in such tenant’s Lease, and (ii) do not indicate any tenant or landlord default under the applicable Lease, except to the extent that Buyer knows or is deemed to know of such default.

“Additional Deposit” shall be in addition to the Initial Deposit, and shall mean the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), to the extent the same is deposited by Buyer in accordance with the terms of Section 3.2.

“Affiliate” shall mean as to the Person (as hereinafter defined) in question, any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Person in question. As used in the immediately preceding sentence, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, partnership interests, by contract or otherwise. The term “Person” shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization, government agency or political subdivision thereof, or any other form of entity.

“business day” shall mean any day other than Saturday, Sunday, any Federal holiday, or any holiday in the State in which the Property is located. If any period expires on a day which is not a business day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day which is not a business day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding business day.

“Buyer’s Reports” shall mean the results of any examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations prepared by or for or otherwise obtained by any Buyer’s Representatives in connection with Buyer’s Due Diligence, but shall specifically exclude Buyer’s counsel’s work product and any attorney-client privileged documents.

“Buyer’s Representatives” shall mean Buyer, any direct or indirect owner of any beneficial interest in Buyer, and any officers, directors, employees, agents, representatives and attorneys of Buyer or any such direct or indirect owner of any beneficial interest in Buyer.

“Closings” shall mean, collectively, the HC III Closing and the HC IV Closing.

“Closing Dates” shall mean, collectively, the HC III Closing Date and the HC IV Closing Date.

“Closing Documents” shall mean all documents and instruments executed and delivered by Buyer or Seller pursuant to the terms of this Agreement or otherwise in connection with the Transactions or this Agreement, including, without limitation, the documents and instruments required pursuant to the terms of Article 7.

“Closing Year” shall mean the year, respectively, in which the HC III Closing Date or the HC IV Closing Date occurs, as applicable.

“Confidential Materials” shall mean any books, computer software, records or files (whether in a printed or electronic format) that consist of or contain any of the following: appraisals; budgets (other than the budget for the calendar year in which the Closing occurs); strategic plans for the Real Property; internal analyses; information regarding the marketing of the Property for sale; submissions relating to obtaining internal authorization for the sale of the Property by Seller or any direct or indirect owner of any beneficial interest in Seller; attorney and accountant work product; attorney-client privileged documents; internal correspondence of Seller, any direct or indirect owner of any beneficial interest in Seller, or any of their respective Affiliates and correspondence between or among such parties; or other information in the possession or control of Seller, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller which such party deems proprietary or confidential.

“Contracts” shall mean, collectively, the HC III Contracts and the HC IV Contracts.

“deemed to know” (or words of similar import) shall have the following meaning:

(a)	Buyer shall be “deemed to know” of the existence of a fact or circumstance to the extent that:

(i)	any Buyer’s Representative has actual knowledge of such fact or circumstance, or

(ii)

such fact or circumstance is disclosed by this Agreement, the Closing Documents executed by Seller, the Documents, any Buyer’s Reports or any filing made in the Public Records of Tarrant County, Texas.

(b)	Buyer shall be “deemed to know” that any Seller’s Warranty is untrue, inaccurate or incorrect to the extent that:

(i)	any Buyer’s Representative has actual knowledge of information which is inconsistent with such Seller’s Warranty, or

(ii)

this Agreement, the Closing Documents executed by Seller, the Documents, any Buyer’s Reports or any filing made in the Public Records of Tarrant County, Texas contains information which is inconsistent with such Seller’s Warranty.

“Deposit” shall mean, collectively, the Initial Deposit and the Additional Deposit.

“Designated Representatives” shall mean Michael K. Berry in his capacity as Executive Vice President of Hillwood Alliance GP, LLC, the general partner of Hillwood Alliance Management, L.P., the general partner of both HC III and HC IV.

“Documents” shall mean the documents and instruments applicable to the Property or any portion thereof that any of the Seller Parties deliver or make available to any Buyer’s Representatives prior to Closing or which are otherwise obtained by any Buyer’s Representatives prior to Closing, including, but not limited to, the Title Commitment, the Survey, the Title Documents, and the Property Documents.

“Due Diligence” shall mean examinations, inspections, investigations, tests, studies, analyses, appraisals, evaluations and/or investigations with respect to the Property, the Documents, and other information and documents regarding the Property, including, without limitation, examination and review of title matters, applicable land use and zoning Laws and other Laws applicable to the Property, the physical condition of the Property, and the economic status of the Property.

“Due Diligence Period” shall mean the period commencing on the Effective Date and expiring at 5:00 p.m. Central Time on the date that is thirty-five (35) days after the Effective Date.

“Escrow Agent” shall mean Republic Title of Texas, Inc., 2626 Howell Street, Tenth Floor, Dallas, Texas 75204-4064, (214) 855-8820, Attn: Anne Gross, in its capacity as escrow agent.

“Escrow Deposit” is defined in Article 14.

“HC III Closing” shall mean the closing of the HC III Property portion of the Transactions.

“HC III Closing Date” shall mean the date that is thirty (30) days after the expiration of the Due Diligence Period.

“HC III Contracts” shall mean all service, supply, maintenance, utility and commission agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the HC III Real Property and the HC III Personal Property that are described in Exhibit B-1 attached hereto and incorporated herein by this reference, together with any additional contracts, subcontracts and agreements entered into in accordance with the terms of Subsection 11.2.1 and as the same may be modified or terminated in accordance with the terms of Subsection 11.2.1.

“HC III Intangible Property” shall mean, collectively, Seller’s interest in and to all of the following, if and only to the extent the same may be assigned or quitclaimed by Seller without any expense to Seller:

(a)	the HC III Contracts; and

(b)	to the extent that the same are in effect as of the Closing Date, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the HC III Real Property; and

(c)	any guaranties and warranties in effect with respect to any portion of the HC III Real Property or the HC III Personal Property as of the Closing Date.

“HC III Leases” shall mean all leases affecting the HC III Real Property that are described in Exhibit C-1 attached hereto and incorporated herein by this reference, as such may have been amended prior to the Effective Date of this Agreement, together with any additional leases entered into in accordance with the terms of Subsection 11.2.1 and as the same may be modified or terminated in accordance with the terms of Subsection 11.2.1.

“HC III Owner’s Title Policy” shall mean an owner’s policy of title insurance, delivered in due course by the Title Company after the Closing, issued by the Title Company on the standard form in use in the State of Texas, insuring good and indefeasible fee simple title to the HC III Real Property in the Buyer in a face amount equal to the HC III Purchase Price and containing no exceptions except the Permitted Exceptions applicable to the HC III Real Property and the standard printed exceptions therein, except:

(a)

if requested by Buyer, the exception relating to discrepancies, conflicts or shortages in area or boundary lines or any encroachment or overlapping of improvements which a survey might show shall be deleted except for “shortages in area” with the premium for such deletion to be paid for by Buyer;

(b)	the blank in the taxes exception shall show the year of the Closing; and

(c)

such other revisions as Buyer may reasonably request; provided that (i) such revisions are permissible in the State of Texas, (ii) the Title Company is willing to make such revisions, (iii) such revisions shall not cause a delay in Closing or any additional liability or obligations for Seller, and (iv) such revisions shall be at Buyer’s sole expense.

“HC III Personal Property” shall mean, collectively, (a) all tangible personal property owned by Seller that is located on the HC III Real Property and used in the ownership, operation and maintenance of the HC III Real Property, all as more specifically set forth in Exhibit D-1 attached hereto and incorporated herein by this reference, and (b) all books, records and files of Seller relating uniquely to the HC III Real Property, but specifically excluding from the items described in both clauses (a) and (b), any Confidential Materials and any computer software that is licensed to Seller.

“HC III Purchase Price” shall mean Eighteen Million Seven Hundred Fifty Thousand and No/100 Dollars ($18,750,000.00).

“HC III Real Property” shall mean that certain parcel of real estate located in Tarrant County, Texas and legally described in Exhibit A-1 attached hereto and incorporated herein by this reference, together with all buildings, improvements and fixtures located thereon and owned by Seller as of the Closing Date and all right, title and interest, if any, that Seller may have in and to all rights, privileges and appurtenances pertaining thereto including all easements specifically benefitting such land which are adjacent thereto; provided, however, that in the event of any condemnation or casualty that occurs after the Effective Date hereof, the term “HC III Real Property” shall not include any of the foregoing that is destroyed or taken as a result of any such condemnation proceeding.

“HC III Survey” shall mean a current TLTA as-built survey of the HC III Property prepared by a duly-licensed Texas land surveyor reasonably acceptable to Seller and Buyer, and certified to the Title Company, Seller and Buyer using a form of certificate reasonably acceptable to Seller and Buyer.

“HC III Title Commitment” shall mean a commitment for the issuance of an owner’s policy of title insurance to Buyer from the Title Company, including true, correct and, to the extent reasonably available from the public records, legible copies of all instruments referred to in such commitment as conditions or exceptions to title to the HC III Real Property.

“HC III Title Documents” shall mean all documents referred to on Schedule B of the HC III Title Commitment as exceptions to coverage.

“HC IV Closing” shall mean the closing of the HC IV Property portion of the Transactions.

“HC IV Closing Date” shall mean the date that is one hundred twenty (120) days after the expiration of the Due Diligence Period, subject to extension as expressly provided in this Agreement.

“HC IV Contracts” shall mean all service, supply, maintenance, utility and commission agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the HC IV Real Property and the HC IV Personal Property that are described in Exhibit B-1 attached hereto and incorporated herein by this reference, together with any additional contracts, subcontracts and agreements entered into in accordance with the terms of Subsection 11.2.1 and as the same may be modified or terminated in accordance with the terms of Subsection 11.2.1.

“HC IV Intangible Property” shall mean, collectively, Seller’s interest in and to all of the following, if and only to the extent the same may be assigned or quitclaimed by Seller without any expense to Seller:

(a)	the HC IV Contracts; and

(b)	to the extent that the same are in effect as of the Closing Date, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the HC IV Real Property; and

(c)	any guaranties and warranties in effect with respect to any portion of the HC IV Real Property or the HC IV Personal Property as of the Closing Date.

“HC IV Leases” shall mean all leases affecting the HC IV Real Property that are described in Exhibit C-2 attached hereto and incorporated herein by this reference, as such may have been amended prior to the Effective Date of this Agreement, together with any additional leases entered into in accordance with the terms of Subsection 11.2.1 and as the same may be modified or terminated in accordance with the terms of Subsection 11.2.1.

“HC IV Owner’s Title Policy” shall mean an owner’s policy of title insurance, delivered in due course by the Title Company after the Closing, issued by the Title Company on the standard form in use in the State of Texas, insuring good and indefeasible fee simple title to the HC IV Real Property in the Buyer in a face amount equal to the HC IV Purchase Price and containing no exceptions except the Permitted Exceptions applicable to the HC IV Real Property and the standard printed exceptions therein, except:

(a)

if requested by Buyer, the exception relating to discrepancies, conflicts or shortages in area or boundary lines or any encroachment or overlapping of improvements which a survey might show shall be deleted except for “shortages in area” with the premium for such deletion to be paid for by Buyer;

(b)	the blank in the taxes exception shall show the year of the Closing; and

(c)

such other revisions as Buyer may reasonably request; provided that (i) such revisions are permissible in the State of Texas, (ii) the Title Company is willing to make such revisions, (iii) such revisions shall not cause a delay in Closing or any additional liability or obligations for Seller, and (iv) such revisions shall be at Buyer’s sole expense.

“HC IV Personal Property” shall mean, collectively, (a) all tangible personal property owned by Seller that is located on the HC IV Real Property and used in the ownership, operation and maintenance of the HC IV Real Property, all as more specifically set forth in Exhibit D-2 attached hereto and incorporated herein by this reference, and (b) all books, records and files of Seller relating uniquely to the HC IV Real Property, but specifically excluding from the items described in both clauses (a) and (b), any Confidential Materials and any computer software that is licensed to Seller.

“HC IV Purchase Price” shall mean Thirty-One Million and No/100 Dollars ($31,000,000.00).

“HC IV Real Property” shall mean that certain parcel of real estate located in Tarrant County, Texas and legally described in Exhibit A-1 attached hereto and incorporated herein by this reference, together with all buildings, improvements and fixtures located thereon and owned by Seller as of the Closing Date and all right, title and interest, if any, that Seller may have in and to all rights, privileges and appurtenances pertaining thereto including all easements specifically benefitting such land which are adjacent thereto; provided, however, that in the event of any condemnation or casualty that occurs after the Effective Date hereof, the term “HC IV Real Property” shall not include any of the foregoing that is destroyed or taken as a result of any such condemnation proceeding.

“HC IV Survey” shall mean a current TLTA as-built survey of the HC IV Property prepared by a duly-licensed Texas land surveyor reasonably acceptable to Seller and Buyer, and certified to the Title Company, Seller and Buyer using a form of certificate reasonably acceptable to Seller and Buyer.

“HC IV Title Commitment” shall mean a commitment for the issuance of an owner policy of title insurance to Buyer from the Title Company, including true, correct and, to the extent reasonably available from the public records, legible copies of all instruments referred to in such commitment as conditions or exceptions to title to the HC IV Real Property.

“HC IV Title Documents” shall mean all documents referred to on Schedule B of the HC IV Title Commitment as exceptions to coverage.

“Initial Deposit” shall mean the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), to the extent the same is deposited by Buyer in accordance with the terms of Section 3.1.

“Intangible Property” shall mean, collectively, the HC III Intangible Property and the HC IV Intangible Property.

“Laws” shall mean all municipal, county, State or Federal statutes, codes, ordinances, laws, rules or regulations.

“Leases” shall mean, collectively, the HC III Leases and the HC IV Leases.

“Liabilities” shall mean, collectively, any and all problems, conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever.

“Major Casualty/Condemnation” shall mean:

(a)

any condemnation or eminent domain proceedings that occurs after the Effective Date, if and only if the portion of the Property that is the subject of such proceedings has a value in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00), as reasonably determined by Seller, or constitutes a material portion of the Property, as reasonably determined by Buyer; and

(b)

any casualty that occurs after the Effective Date hereof, if and only if either (i) the casualty is an uninsured casualty and Seller, in its sole and absolute discretion, does not elect to cause the damage to be repaired or restored or give Buyer a credit at Closing for such repair or restoration, or (ii) the portion of the Property that is damaged or destroyed has a cost of repair that is in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00), as reasonably determined by Seller, or constitutes a material portion of the Property, as reasonably determined by Buyer.

“Owner’s Title Policies” shall mean, collectively, the HC III Owner’s Title Policy and the HC IV Owner’s Title Policy.

“Permitted Exceptions” shall mean and include all of the following: (a) applicable zoning and building ordinances and land use regulations, (b) any deed, easement, restriction, covenant or other matter affecting title to the Property caused or created by Seller in accordance with the terms of Subsection 4.2.2, (c) such state of facts as would be disclosed by a physical inspection of the Property, (d) the lien of taxes and assessments not yet due and payable, (e) any exceptions caused by any Buyer’s Representative, (f) such other exceptions as are set forth in the applicable Owner’s Title Policy, (g) any matters about which Buyer knows or is deemed to know prior to the expiration of the Due Diligence Period, (h) any matters deemed to constitute additional Permitted Exceptions under Subsection 4.2.1, and (i) any matters designated as Permitted Exceptions pursuant to this Agreement. Notwithstanding any provision to the contrary contained in this Agreement or any of the Closing Documents, any or all of the Permitted Exceptions may be omitted in the Deeds (as described in Subsections 7.3(a) and 8.3(a)) without giving rise to any liability of Seller, irrespective of any covenant or warranty of Seller that may be contained in the Deeds (which provisions shall survive the Closing and not be merged therein).

“Personal Property” shall mean, collectively, the HC III Personal Property and the HC IV Personal Property.

“Property” shall mean, collectively, (a) the Real Property, (b) the Personal Property, and (c) the Intangible Property, but subject to the mineral reservation in Section 4.4.

“Property Documents” shall mean, collectively, copies of the following: all tests, surveys, examinations, plans, permits, licenses, environmental studies or reports and other studies or investigations, to the extent such materials relate uniquely to the Property (to the extent such materials relate to property other than the Property, any such unrelated information set forth therein may be redacted by Seller) and to the extent such materials currently exist within Seller’s possession or control, specifically including, without limitation, the following: (a) all leases (including associated lease guaranties) and service agreements affecting the Property; (b) engineering reports and environmental studies; (c) any existing surveys; (d) architectural, construction and engineering plans, drawings and renderings for improvements existing on the Property; (e) all certificates of occupancy and any construction warranties covering improvements on the Property; (f) any entitlement approvals; (g) income and expense statements covering the Property for the most recent one-year period prior to the Effective Date of this Agreement; and (h) such other documents and information applicable to the Property as reasonably requested by Buyer. Notwithstanding the foregoing, the Property Documents shall not include, and Seller will have no obligation to deliver or make available to Buyer, the following items: (i) appraisals, (ii) construction cost information, (iii) Seller’s financial information related to any loans on the Property, and (iv) any Confidential Materials.

“Purchase Price” shall mean, collectively, the HC III Purchase Price and the HC IV Purchase Price, as prorated and adjusted as set forth in Article 6, Section 7.2 and Section 8.2 or as otherwise provided under this Agreement.

“Real Property” shall mean, collectively, the HC III Real Property and the HC IV Real Property.

“Remove” with respect to any exception to title shall mean that Seller causes the Title Company to remove or affirmatively insure over the same as an exception to the Owner’s Title Policy for the benefit of Buyer, without any additional cost to Buyer, whether such removal or insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise.

“Required Exceptions” shall mean, collectively, the following:

(a)	any Title Objections to the extent (and only to the extent) that the same (i) have not been caused by any Buyer’s Representatives, and (ii) constitute any of the following:

(A)

liens evidencing monetary encumbrances (other than liens for non-delinquent general real estate taxes) (“Monetary Liens”) that are created as a result of the intentional acts or omissions of Seller or its agents and Affiliates or

(B)	liens or encumbrances other than Monetary Liens created by Seller or its agents and Affiliates after the date of this Agreement in violation of Subsection 4.2.2.

(b)	any exception to title that Seller has specifically agreed in writing to Remove pursuant to the terms of Section 4.2.1(b).

“Seller-Allocated Amounts” shall mean, collectively:

(a)

with respect to any condemnation or eminent domain proceedings with respect to any portion of the Property that occurs after the Effective Date hereof, (i) the costs, expenses and fees, including reasonable attorneys’ fees, expenses and disbursements, incurred by Seller in connection with obtaining payment of any award or proceeds in connection with any such condemnation or eminent domain proceedings, and (ii) any portion of any such award or proceeds that is allocable to loss of use of the Property prior to Closing; and

(b)

with respect to any casualty to any portion of the Property that occurs after the Effective Date hereof, (i) the costs, expenses and fees, including reasonable attorneys’ fees, expenses and disbursements, incurred by Seller in connection with the negotiation and/or settlement of any casualty claim with an insurer with respect to the Property, (ii) the proceeds of any rental loss, business interruption or similar insurance that are allocable to the period prior to the Closing Date, and (iii) the reasonable and actual costs incurred by Seller in stabilizing the Property following a casualty.

“Seller Parties” shall mean and include, collectively, (a) Seller; (b) its counsel; (c) Seller’s Broker; (d) Seller’s property manager; (e) any direct or indirect owner of any beneficial interest in Seller; (f) any officer, director, employee, or agent of Seller, its counsel, Seller’s Broker, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller; and (g) any other entity or individual Affiliated or related in any way to any of the foregoing.

“Seller’s Broker” shall mean CB Richard Ellis, Inc.

“Seller’s knowledge” or words of similar import shall refer only to the actual knowledge of the Designated Representatives and shall not be construed to refer to the knowledge of any other Seller Party, or to impose or have imposed upon the Designated Representatives any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including, but not limited to, the contents of the files, documents and materials made available to or disclosed to Buyer or the contents of files maintained by the Designated Representatives. There shall be no personal liability on the part of the Designated Representatives arising out of any of the Seller’s Warranties.

“Seller’s Warranties” shall mean Seller’s representations and warranties expressly set forth in Section 10.2 and the Closing Documents executed by Seller, as such representations and warranties may be deemed modified or waived by Buyer pursuant to the terms of this Agreement.

“Surveys” shall mean, collectively, the HC III Survey and the HC IV Survey.

“Title Commitments” shall mean, collectively, the HC III Title Commitment and the HC IV Title Commitment.

“Title Company” shall mean Republic Title of Texas, Inc. as agent for First American Title Insurance Company.

“Title Documents” shall mean, collectively, the HC III Title Documents and the HC IV Title Documents.

“Title Objections” shall mean any exceptions to title to which Buyer is entitled and timely objects in accordance with the terms of Subsection 4.2.1(a).

“Transactions” shall mean the transactions contemplated by this Agreement.

ARTICLE 2 - SALE OF PROPERTY

Seller agrees to sell, transfer and assign and Buyer agrees to purchase, accept and assume, subject to the terms and conditions set forth in this Agreement and the Closing Documents, all of Seller’s right, title and interest in and to the Property.

ARTICLE 3 - EARNEST MONEY AND PURCHASE PRICE

3.1	Initial Earnest Money Deposit.

3.1.1

Payment of Initial Deposit. Within five (5) business days after the Effective Date, and as a condition precedent to the effectiveness of this Agreement, Buyer shall deliver to Escrow Agent the Initial Deposit. The Initial Deposit shall be refundable to Buyer at all times during the Due Diligence Period and, except as otherwise provided in Section 12.2, shall become non-refundable to Buyer upon the expiration of the Due Diligence Period.

3.1.2

Applicable Terms; Failure to Make Initial Deposit. The Initial Deposit shall be paid to Escrow Agent in immediately available funds. The Initial Deposit shall be applied against the HC IV Purchase Price on the HC IV Closing Date and shall otherwise be held and delivered by Escrow Agent in accordance with the provisions of Article 14. Notwithstanding any provision in this Agreement to the contrary, if Buyer fails to timely make the Initial Deposit as provided herein, Seller shall have the right to terminate this Agreement by delivering written notice to Buyer at any time prior to the Escrow Agent’s receipt of the Initial Deposit, in which event the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement.

3.2	Additional Earnest Money Deposit.

3.2.1

Payment of Additional Deposit. Except in the event that this Agreement has been terminated by Buyer, on or before the date that is one (1) business day after the expiration of the Due Diligence Period Buyer shall deliver to Escrow Agent the Additional Deposit. Except as otherwise provided in Section 12.2, the Additional Deposit shall become non-refundable to Buyer upon deposit with the Title Company.

3.2.2

Applicable Terms; Failure to Make Additional Deposit. The Additional Deposit shall be paid to Escrow Agent in immediately available funds. The Additional Deposit shall be applied against the HC IV Purchase Price on the HC IV Closing Date and shall otherwise be held and delivered by Escrow Agent in accordance with the provisions of Article 14. Notwithstanding any provision in this Agreement to the contrary, if Buyer fails to timely deliver the Additional Deposit as provided herein, this Agreement will automatically terminate as of 5:00 P.M. Central Time on the date that is one (1) business day following the expiration of the Due Diligence Period, in which event the Initial Deposit shall be delivered to Seller and the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement.

3.3

HC III Purchase Price. In consideration of the sale of the HC III Property to Buyer, Buyer shall pay to Seller an amount equal to the HC III Purchase Price, as prorated and adjusted as set forth in Article 6, Section 7.2, or as otherwise provided under this Agreement. The HC III Purchase Price shall be paid as follows: on or prior to the HC III Closing Date, Buyer shall pay to Seller the HC III Purchase Price in immediately available funds by wire transfer as more particularly set forth in Section 7.2, as prorated and adjusted as set forth in Article 6, Section 7.2, or as otherwise provided under this Agreement.

3.4

HC IV Purchase Price. In consideration of the sale of the HC IV Property to Buyer, Buyer shall pay to Seller an amount equal to the HC IV Purchase Price, as prorated and adjusted as set forth in Article 6, Section 8.2, or as otherwise provided under this Agreement. The HC IV Purchase Price shall be paid as follows: on or prior to the HC IV Closing Date, Buyer shall pay to Seller the HC IV Purchase Price in immediately available funds by wire transfer as more particularly set forth in Section 8.2, as prorated and adjusted as set forth in Article 6, Section 8.2, or as otherwise provided under this Agreement.

3.5

Independent Consideration. Notwithstanding anything to the contrary, as consideration for Seller’s execution and delivery of this Agreement, Seller shall retain $100.00 of the Initial Deposit (“Independent Consideration”) even if the Initial Deposit is delivered to Buyer upon a termination of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment set forth in this Agreement, is nonrefundable, does apply to the Purchase Price, and is fully earned and shall be delivered to Seller upon any termination of this Agreement notwithstanding any other provision of this Agreement.

ARTICLE 4 - TITLE MATTERS

4.1

Title to Real Property. Within seven (7) days after the Effective Date, Seller shall, at Seller’s expense, cause the Title Company to deliver both the HC III Title Commitment and the HC IV Title Commitment to Buyer. Within twenty (20) days after the Effective Date, Buyer shall, at Buyer’s expense, obtain and deliver both the HC III Survey and the HC IV Survey to Seller. The legal description of the HC III Real Property set forth on the HC III Survey, if different from the attached Exhibit A-1, shall automatically be substituted as a new Exhibit A-1 to this Agreement following approval of same by Seller. The legal description of the HC IV Real Property set forth on the HC IV Survey, if different from the attached Exhibit A-2, shall automatically be substituted as a new Exhibit A-2 to this Agreement following approval of same by Seller.

4.2	Title Defects.

4.2.1	Buyer’s Objections to Title; Seller’s Obligations and Rights.

(a)

On or before the date that is five (5) days prior to the expiration of the Due Diligence Period, Buyer shall have the right to object in writing to any title matters that appear on the Title Commitments and/or the Surveys. In addition, after the expiration of the Due Diligence Period, Buyer shall have the right to object in writing to any title matters which are not Permitted Exceptions and which adversely affect Buyer’s title to the Real Property that may first appear on any supplemental title reports or updates to the Title Commitment or Survey issued after the expiration of the Due Diligence Period, so long as such objection is made by Buyer within five (5) business days after Buyer becomes aware of the same (but, in any event, prior to the Closing Date). Unless Buyer is entitled to and timely objects to such title matters, all such title matters shall be deemed to constitute additional Permitted Exceptions.

(b)

To the extent that any Title Objections do not constitute Required Exceptions, Seller may elect (but shall not be obligated) to Remove or cause to be Removed any such Title Objections and Seller shall notify Buyer in writing within three (3) business days after receipt of Buyer’s notice of Title Objections if Seller elects to Remove the same. Failure of Seller to respond in writing within such period shall be deemed an election by Seller not to Remove such Title Objections. Any Title Objection that Seller elects in writing to Remove shall be deemed a Required Exception. If Seller elects (or is deemed to have elected) not to Remove one or more Title Objections, then, on or before the expiration of the Due Diligence Period, Buyer may, as its sole and exclusive remedy, elect in writing to either (i) terminate this Agreement, in which event the Initial Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (ii) waive such Title Objections and proceed to Closing. Failure of Buyer to terminate this Agreement in writing prior to the expiration of the Due Diligence Period shall be deemed an election by Buyer to waive all remaining uncured Title Objections which are shown on the Surveys or the Title Commitments as such may have been updated as of the expiration of the Due Diligence Period. Any such Title Objection so waived (or deemed waived) by Buyer shall be deemed to constitute a Permitted Exception and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.

(c)

If this Agreement is not terminated by Buyer in accordance with the provisions hereof, Seller shall, prior to or at Closing, Remove or cause to be Removed any Required Exceptions. Seller may use any portion of the Purchase Price to satisfy any Required Exceptions that exist as of the Closing Date, provided Seller shall cause the Title Company to Remove the same. If Seller is unable to Remove any Required Exceptions prior to the Closing, Buyer may, as its sole and exclusive remedy, elect at Closing to either (a) terminate this Agreement, in which event the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) accept such exceptions to title and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.

4.2.2

No New Exceptions. From and after the Effective Date hereof, except as otherwise expressly allowed in this Agreement, Seller shall not execute any deed, easement, restriction, covenant or other matter affecting title to the Real Property unless Buyer has received a copy thereof and has approved the same in writing. If Buyer fails to object in writing to any such proposed instrument within five (5) business days after receipt of the aforementioned notice, Buyer shall be deemed to have approved the proposed instrument. Buyer’s consent shall not be unreasonably withheld, conditioned or delayed with respect to any such instrument that is proposed prior to the expiration of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such instrument that is proposed between the expiration of the Due Diligence Period and the Closing.

4.3

Title Insurance. At the HC III Closing, the Title Company shall issue the HC III Owner’s Title Policy to Buyer, insuring that fee simple title to the HC III Real Property is vested in Buyer subject only to the Permitted Exceptions which are applicable to the HC III Real Property. At the HC IV Closing, the Title Company shall issue the HC IV Owner’s Title Policy to Buyer, insuring that fee simple title to the HC IV Real Property is vested in Buyer subject only to the Permitted Exceptions which are applicable to the HC IV Real Property. Buyer shall be entitled to request that the Title Company provide such endorsements (or amendments) to the HC III Owner’s Title Policy and/or the HC IV Owner’s Title Policy as Buyer may reasonably require, provided that (a) such endorsements (or amendments) shall be at no cost to, and shall impose no additional liability on, Seller, (b) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain such endorsements and, if Buyer is unable to obtain such endorsements, Buyer shall nevertheless be obligated to proceed to close the Transactions without reduction of or set off against the Purchase Price, and (c) the Closings shall not be delayed as a result of Buyer’s request.

4.4

Mineral Reservation. There shall be reserved from the conveyances hereunder for Seller and Seller’s successors and assigns, all of Seller’s interest in the water (including, without limitation, underground water from any and all depths and geological formations, surface water, diffuse surface flow and runoff, and harvested rain water), oil, gas, and other minerals that are in, on and under the Real Property and that may be produced from it; provided, however, that Seller shall not have the right of ingress and egress over the surface of the Real Property for the purpose of mining, drilling, exploring, or developing the water, oil, gas or other minerals. Notwithstanding anything to the contrary, nothing contained herein shall be construed as preventing Seller from developing or producing the water, oil, gas and other minerals in and under the Real Property by pooling or by directional or horizontal drilling under the Real Property from well sites located on tracts other than the Real Property; provided that such drilling does not adversely affect the support of the surface of the Property. Such water and mineral reservation shall be reserved in the Deeds and shall be a Permitted Exception.

4.5

Reserved Easements. Seller may, if necessary, reserve and/or grant to third parties, certain easements across portions of the Real Property for the purpose of serving land located in the vicinity of the Property (collectively, the “Reserved Easements”). The exact location and form of the Reserved Easements, if any, shall be subject to mutual agreement by Seller and Buyer during the Due Diligence Period pursuant to Section 5.4 below. Such Reserved Easements shall be Permitted Exceptions.

4.6

Property Management Agreement and Leasing Agreement. Following each of the Closings, Seller’s Affiliate, Hillwood Alliance Services, LLC (“HAS”), will jointly manage and lease the Real Property with Buyer or an Affiliate of Buyer pursuant to a “Property Management Agreement” and a “Leasing Agreement”, the forms of which shall be subject to mutual agreement by Seller and Buyer during the Due Diligence Period pursuant to Section 5.4 below. Such agreements shall be Permitted Exceptions. The forms of the Property Management Agreement and the Leasing Agreement shall include terms, fee schedules, defined roles and responsibilities for the management of the Real Property following the Closings and sharing of fees, each of which shall be consistent with the terms, conditions and fee structures typically utilized in property management and leasing agreements for comparable buildings in the Dallas/Fort

Worth market. The Property Management Agreement will have a term of three (3) years and will include a provision requiring HAS and/or Seller to keep Buyer informed concerning all material discussions with tenants in the Real Property regarding additional space within AllianceTexas and restricting HAS and/or Seller from attempting to relocate DCFS USA LLC, a Delaware limited liability company (“Daimler”) or Dyncorp International, LLC (“Dyncorp”) from the Real Property into a property owned by HAS, Seller and/or their respective Affiliates during the 10-year period following the HC III Closing, with such restriction surviving the termination of the Property Management Agreement following the HC III Closing; provided, however, that such restriction shall not apply to Daimler if the Closing of HC IV does not occur. Additionally, the Property Management Agreement will include a provision that, in the event of a default by HAS (beyond any applicable notice and cure period) under the Property Management Agreement, Buyer shall be permitted to terminate the Property Management Agreement and such termination shall also serve to terminate Seller’s Right of First Refusal set forth in the HC III Deed and the HC IV Deed.

4.7

Daimler Expansion Option. Prior to the expiration of the Due Diligence Period, Seller shall use commercially reasonable efforts to amend that certain Standard Building Lease Agreement dated January 8, 2008 by and between HC IV and Daimler (the “Daimler Lease”) to terminate Daimler’s expansion option set forth in Section 19.30 thereof (the “Daimler Lease Amendment”). In the event that Seller fails to obtain the signed Daimler Lease Amendment prior to the expiration of the Due Diligence Period, then, notwithstanding anything to the contrary, this Agreement will automatically terminate at 5:00 p.m., Central time on the last day of the Due Diligence Period. If this Agreement terminates pursuant to this section, then the Title Company shall promptly return the Initial Deposit to Buyer, and neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement.

4.8

Tenant Estoppel Certificates. On or before the date that is five (5) days prior to the expiration of the Due Diligence Period, Seller shall use commercially reasonable efforts to deliver to Buyer Acceptable Estoppel Certificates executed by the tenants under the HC III Leases and the HC IV Leases dated no more than thirty (30) days prior to the expiration of the Due Diligence Period. Notwithstanding any provisions in this Agreement to the contrary, if Buyer fails to object in writing to an Acceptable Estoppel Certificate executed by any tenant within five (5) business days after the date the same has been delivered to Buyer, Buyer shall be deemed to have approved the same. The provisions of this Section 4.8 shall survive the applicable Closings. Notwithstanding anything to the contrary, any failure by Seller to deliver to Buyer the Acceptable Estoppel Certificates shall not be a default under this Agreement. In the event that Seller fails to delivery the Acceptable Estoppel Certificates to Buyer on or before the date that is five (5) days prior to the expiration of the Due Diligence Period, Buyer shall have the right to elect, as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Seller prior to the expiration of the Due Diligence Period, promptly after which the Initial Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive such requirement. If Buyer does not terminate this Agreement prior to the expiration of the Due Diligence Period, Buyer will be deemed to have waived its right to terminate this Agreement pursuant to this Section 4.8.

ARTICLE 5 - BUYER’S DUE DILIGENCE/CONDITION OF THE PROPERTY

5.1	Buyer’s Due Diligence.

5.1.1

Access to Property Documents. Within three (3) business days after the Effective Date, Seller shall cause to be made available to Buyer (at no cost to Buyer) copies of the Property Documents. Seller acknowledges and agrees that Buyer shall be entitled to conduct an audit of the Property based upon the Property Documents and that Seller shall cooperate with Buyer’s reasonable requests in connection therewith. Such information is made available without representation by Seller or recourse to Seller, and Buyer relies on such information at its own risk. Without limiting the generality of the foregoing, Buyer acknowledges that Seller has made no representations (express or implied) regarding the accuracy of such information, the qualifications of the parties preparing such information or the conclusions set forth therein.

5.1.2

Access to the Property. Commencing on the Effective Date hereof and continuing until the expiration of the Due Diligence Period, Seller shall allow Buyer and Buyer’s Representatives access to the Property at reasonable times in order to conduct such environmental, soil, engineering or any other studies thereon as Buyer, in its reasonable discretion, shall deem advisable; provided, however: (a) such access shall not interfere with the operation of the Property or Seller’s adjacent properties and shall be subject to the terms of the Leases; (b) Buyer shall provide at least twenty-four (24) hours notice prior to each visit to the Property by any Buyer’s Representatives, and representatives of Seller shall have the right to accompany Buyer’s Representatives during each such visit; (c) any invasive testing shall require Seller’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; and (d) after the expiration of the Due Diligence Period Buyer’s Representatives shall not be permitted to perform any further testing or other physical evaluation of the Property without the prior written consent of Seller, which shall not be unreasonably conditioned, withheld or denied. Buyer shall deliver promptly to Seller copies of all Buyer’s Reports. Buyer shall immediately return the Property to the condition existing prior to any tests and inspections. Prior to any entry onto the Property by Buyer or any Buyer’s Representatives, Buyer or such Buyer’s Representative shall (i) obtain and deliver to Seller an insurance certificate (in form and substance reasonably acceptable to Seller) evidencing that Buyer (and any Buyer’s Representative entering the Property) have in full force and effect policies of general liability insurance which insure Buyer (and any Buyer’s Representative entering the

Property) with liability insurance limits of not less than $2,000,000 combined single limit covering liabilities for personal injury, death and property damage arising out of activities on or about the Property by Buyer and Buyer’s Representatives, which policy shall: (i) name Seller and its mortgagee (if any) as additional insureds; (ii) be underwritten by an insurance company licensed to do business in the State of Texas and having a Best’s rating of A/VII or better; (iii) include a contractual liability endorsement with respect to Buyer’s indemnification obligations hereunder; and (iv) not be cancelable or subject to amendment without at least 30 days’ advance written notice to Seller. Buyer shall use its best efforts to minimize damage to the Property and shall cause the Property to be restored to substantially the condition existing immediately prior to entry thereon by Buyer and the Buyer’s Representatives (which obligation shall survive the termination of this Agreement and shall not be subject to any limitation of remedies set forth in this Agreement.

5.1.3

Limit on Government Contacts. Notwithstanding any provision in this Agreement to the contrary, except in connection with the preparation of a Phase I environmental report with respect to the Property, Buyer’s Representatives shall not contact any governmental official or representative regarding hazardous materials on or the environmental condition of the Property without Seller’s prior written consent, which consent may be withheld in Seller’s sole discretion. In addition, if Seller’s consent is obtained by Buyer, Seller shall be entitled to receive at least five (5) days prior written notice of the intended contact and to have a representative present when any Buyer’s Representatives has any such contact with any governmental official or representative. Additionally, prior to each of the Closings, Buyer and Buyer’s Representatives shall not make submissions or correspond with a governmental entity regarding the applicable portion of the Property or for the purpose of seeking any governmental approval, variance or permit, including, but not limited to, preliminary or final plats, architectural or civil engineering plans, and rezoning requests (collectively, “Governmental Submissions”), without Seller’s prior written consent, which consent may be withheld in Seller’s sole discretion. During the period prior to each of the Closings, before making a Governmental Submission to any governmental entity related to the applicable portion of the Property, Buyer shall deliver a copy of the Governmental Submission to Seller (to the attention of Joe Schneider, Hillwood Development Company, LLC, 13600 Heritage Parkway, Suite 200, Fort Worth, Texas 76177, (telephone – 817-224-6054, email – joe.schneider@hillwood.com), in addition to the individuals otherwise entitled to notices addressed to Seller under this Agreement). Buyer shall periodically inform Seller during the period prior to each of the Closings of the status of any applications for governmental approvals related to the applicable portion of the Property and must notify Seller in advance of any hearings or meetings at which such governmental approvals will be heard or considered. Seller shall cooperate with Buyer’s efforts to obtain the governmental approvals, but Seller will have no obligation to spend any money or enter into any agreements with governmental entities regarding Seller’s other property adjacent to or near the Property.

5.1.4

Other Due Diligence Obligations of Buyer. All inspections by Buyer’s Representatives shall be at Buyer’s sole expense and shall be in accordance with applicable Laws, including without limitation, Laws relating to worker safety and the proper disposal of discarded materials. Buyer shall cause each of Buyer’s Representatives to be aware of the terms of this Agreement as it relates to the conduct of Buyer’s Due Diligence and the obligations of such parties hereunder.

5.1.5

Waiver and Release. Buyer, for itself and all of the Buyer’s Representatives, hereby waives and releases Seller and each of the Seller Parties from all claims resulting directly or indirectly from access to, entrance upon, or inspection of the Property by Buyer’s Representatives.

5.1.6	As-Is Sale. Buyer acknowledges and agrees as follows:

(a)	During the Due Diligence Period, Buyer will conduct such Due Diligence as Buyer has deemed or shall deem necessary or appropriate.

(b)	The Property shall be sold, and Buyer shall accept possession of the Property on the Closing Date, “AS IS, WHERE IS, WITH ALL FAULTS”, with no right of setoff or reduction in the Purchase Price.

(c)

Except for Seller’s Warranties, none of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer’s Due Diligence.

(d)	Buyer shall independently confirm to its satisfaction all information that it considers material to its purchase of the Property or the Transactions.

(e)

EXCEPT FOR SELLER’S WARRANTIES CONTAINED IN THIS AGREEMENT AND SELLER’S SPECIAL WARRANTY OF TITLE CONTAINED IN THE DEEDS, BUYER IS NOT RELYING ON ANY WRITTEN, ORAL, IMPLIED OR OTHER REPRESENTATIONS, STATEMENTS OR WARRANTIES BY SELLER OR ANY SELLER PARTY. EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER SHALL HAVE NO LIABILITY TO BUYER, AND BUYER HEREBY RELEASES SELLER FROM ANY LIABILITY

(INCLUDING CONTRACTUAL AND/OR STATUTORY ACTIONS FOR CONTRIBUTION OR INDEMNITY), FOR, CONCERNING OR REGARDING (1) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING THE SUITABILITY THEREOF FOR ANY ACTIVITY OR USE; (2) ANY IMPROVEMENTS OR SUBSTANCES LOCATED THEREON; OR (3) THE COMPLIANCE OF THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY GOVERNMENT OR OTHER BODY. THE FOREGOING INCLUDES A RELEASE OF SELLER FROM CLAIMS BASED ON SELLER’S NEGLIGENCE IN WHOLE OR IN PART AND CLAIMS BASED ON STRICT LIABILITY. SELLER HAS NOT MADE, DOES NOT MAKE AND EXPRESSLY DISCLAIMS, ANY WARRANTIES, REPRESENTATIONS, COVENANTS OR GUARANTEES, EXPRESSED OR IMPLIED, OR ARISING BY OPERATION OF LAW, AS TO THE MERCHANTABILITY, HABITABILITY, QUANTITY, QUALITY OR ENVIRONMENTAL CONDITION OF THE PROPERTY OR ITS SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE. BUYER AFFIRMS THAT PRIOR TO THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER SHALL HAVE (I) INVESTIGATED AND INSPECTED THE PROPERTY TO ITS SATISFACTION AND BECOME FAMILIAR AND SATISFIED WITH THE CONDITION OF THE PROPERTY, AND (II) MADE ITS OWN DETERMINATION AS TO (A) THE MERCHANTABILITY, QUANTITY, QUALITY AND CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF TOXIC OR HAZARDOUS SUBSTANCES, MATERIALS OR WASTES OR OTHER ACTUAL OR POTENTIAL ENVIRONMENTAL CONTAMINANTS, AND (B) THE PROPERTY’S SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE. BUYER HEREBY ACCEPTS THE PROPERTY IN ITS PRESENT CONDITION ON AN “AS IS”, “WHERE IS” AND “WITH ALL FAULTS”, INCLUDING ENVIRONMENTAL, BASIS AND ACKNOWLEDGES THAT (I) WITHOUT THIS ACCEPTANCE, THIS SALE WOULD NOT BE MADE, AND (II) THAT SELLER SHALL BE UNDER NO OBLIGATION WHATSOEVER TO UNDERTAKE ANY REPAIR, ALTERATION, REMEDIATION OR OTHER WORK OF ANY KIND WITH RESPECT TO ANY PORTION OF THE PROPERTY. IF THE CLOSING OCCURS, BUYER AND ITS SUCCESSORS AND ASSIGNS HAVE, AND SHALL BE DEEMED TO HAVE, ASSUMED ALL RISK AND LIABILITY WITH RESPECT TO THE PRESENCE OF TOXIC OR HAZARDOUS SUBSTANCES, MATERIALS OR WASTES OR OTHER ACTUAL OR POTENTIAL ENVIRONMENTAL CONTAMINANTS ON, WITHIN OR UNDER THE SURFACE OF THE PROPERTY, WHETHER KNOWN OR UNKNOWN, APPARENT, NON-APPARENT OR LATENT, AND

WHETHER EXISTING PRIOR TO, AT OR SUBSEQUENT TO TRANSFER OF THE PROPERTY TO BUYER. SELLER IS HEREBY RELEASED BY BUYER AND ITS SUCCESSORS AND ASSIGNS OF AND FROM ANY AND ALL RESPONSIBILITY, LIABILITY, OBLIGATIONS AND CLAIMS, KNOWN OR UNKNOWN, INCLUDING (1) ANY OBLIGATION TO TAKE THE PROPERTY BACK OR REDUCE THE PRICE, OR (2) ACTIONS FOR CONTRIBUTION OR INDEMNITY, THAT BUYER OR ITS SUCCESSORS AND ASSIGNS MAY HAVE AGAINST SELLER OR THAT MAY ARISE IN THE FUTURE, BASED IN WHOLE OR IN PART UPON THE PRESENCE OF TOXIC OR HAZARDOUS SUBSTANCES, MATERIALS OR WASTES OR OTHER ACTUAL OR POTENTIAL ENVIRONMENTAL CONTAMINANTS ON, WITHIN OR UNDER THE SURFACE OF THE PROPERTY, INCLUDING ALL RESPONSIBILITY, LIABILITY, OBLIGATIONS AND CLAIMS THAT MAY ARISE UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT, AS AMENDED 42 U.S.C. § 9601 ET SEQ. BUYER FURTHER ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY EXPLAINED TO BUYER AND THAT BUYER FULLY UNDERSTANDS AND ACCEPTS THE SAME. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSINGS AND SHALL BE INCLUDED IN THE DEEDS.

In addition, Buyer expressly understands and acknowledges that it is possible that unknown Liabilities may exist with respect to the Property and that Buyer explicitly took that possibility into account in determining and agreeing to the Purchase Price, and that a portion of such consideration, having been bargained for between parties with the knowledge of the possibility of such unknown Liabilities shall be given in exchange for a full accord and satisfaction and discharge of all such Liabilities.

5.2

Termination of Agreement During Due Diligence Period. If Buyer, in its sole and absolute discretion, is not satisfied with the results of its Due Diligence during the Due Diligence Period, Buyer may terminate this Agreement for any reason or for no reason by written notice to Seller at any time prior to the expiration of the Due Diligence Period, and, in the event of such termination, neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement and the Initial Deposit shall be immediately returned to Buyer. In the event Buyer fails to terminate this Agreement prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have waived its rights to terminate this Agreement in accordance with this Article 5 and, except as otherwise provided in Section 12.2, the Initial Deposit shall become non-refundable to Buyer upon the expiration of the Due Diligence Period.

5.3	Items to be Agreed upon During the Due Diligence Period.

5.3.1

Agreement on Development Issues. Seller and Buyer shall attempt to agree, in their respective sole and absolute discretion, upon the following items (collectively, the “Development Issues”) on or before the date that is fifteen (15) days after the Effective Date (the “Development Issues Due Date”).

(a)	the location and form of the Reserved Easements, as set forth in Section 4.5 above; and

(b)	the form of the Property Management Agreement and the Leasing Agreement, as set forth in Section 4.6 above;

Within five (5) days after the Effective Date, Seller shall deliver the following items to Buyer for consideration (collectively, “Seller’s Proposals”): (i) Seller’s proposed location and form of the Reserved Easements, and (ii) Seller’s proposed form of the Property Management Agreement and the Leasing Agreement Development Agreement.

5.3.2

Termination upon Failure to Agree on Development Issues. In the event that Seller and Buyer fail, prior to the Development Issues Due Date, to agree (either actually in writing or by being deemed to have agreed) upon the Development Issues, which agreement may be withheld by either Seller or Buyer in their respective sole and absolute discretion, then, notwithstanding anything to the contrary, this Agreement will automatically terminate at 5:00 p.m., Central time on the Development Issues Due Date. If this Agreement terminates pursuant to this section, then the Title Company shall promptly return the Initial Deposit to Buyer, and neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement.

ARTICLE 6 - ADJUSTMENTS AND PRORATIONS

The following adjustments and prorations shall be made at the HC III Closing or HC IV Closing, as applicable:

6.1	Revenues.

6.1.1

Revenues. Revenues from Property operations, including, without limitation, rent under the Leases, that is actually collected shall be prorated between Buyer and Seller as of 12:01 a.m. on the applicable Closing Date. Seller shall be entitled to all such revenues attributable to any period up to but not including the Closing Date and Buyer shall be entitled to all such revenues attributable to any period on and after the Closing Date. Seller shall have no obligation to collect any delinquent rent prior to Closing.

6.1.2

Post-Closing Collections. After the applicable Closing, Buyer shall make a good faith effort to collect any revenues not collected as of the applicable Closing Date on Seller’s behalf and to tender the same to Seller upon receipt. Buyer shall not have an exclusive right to collect the revenue due Seller and Seller hereby retains its rights to pursue claims against any party for sums due with respect to periods prior to the applicable Closing Date. The terms of this Section 6.1 shall survive the applicable Closing and not be merged therein.

6.2

Security Deposits. The amount of security deposits paid under the Leases, and not theretofore applied, together with interest thereon to the extent any interest is required by law or otherwise to be paid to such tenants, shall be credited to Buyer against the Purchase Price on the date of the applicable Closing. Buyer shall assume at the applicable Closing the obligation, if any, to pay the security and other deposits to tenants under the Leases, to the extent that such deposits are credited to Buyer at Closing.

6.3	Real Estate and Personal Property Taxes.

6.3.1

Proration of Ad Valorem Taxes. Buyer and Seller shall only prorate ad valorem real estate and personal property taxes for the Property that are actually due and payable during Closing Year. There shall be no proration of ad valorem real estate or personal property taxes other than as set forth hereinabove and, as between Buyer and Seller, Buyer agrees that it shall be solely responsible for all such ad valorem real estate and personal property taxes due and payable after the Closing. The proration of the ad valorem real estate and personal property taxes actually due and payable during the Closing Year shall be calculated as follows:

(a)

Seller shall be responsible for that portion of such taxes equal to (i) the total such taxes due and payable during the Closing Year, multiplied by (ii) a fraction, the numerator of which shall be the number of days in the Closing Year prior to the Closing Date, and the denominator of which shall be 365; and

(b)

Buyer shall be responsible for that portion of such taxes equal to (i) the total such taxes due and payable during the Closing Year, multiplied by (ii) a fraction, the numerator of which shall be the number of days in the Closing Year subsequent to and including the Closing Date, and the denominator of which shall be 365.

6.3.2

Insufficient Information. If, at Closing, the real estate and/or personal property tax rate and assessments have not been set for the taxes due and payable during the Closing Year, then the proration of such taxes shall be based upon the rate and assessments for the preceding year, and such proration shall be adjusted between Seller and Buyer after Closing upon presentation of written evidence that the actual taxes due and payable during the Closing Year differ from the amounts used at Closing and in accordance with the provisions of Section 6.7.

6.3.3

Special Assessments. Seller shall pay all installments of special assessments due and payable prior to the Closing Date and Buyer shall pay all installments of special assessments due and payable on and after the Closing Date.

6.3.4

Notice Regarding Possible Liability for Additional Taxes. If for the current ad valorem tax year the taxable value of the land that is the subject of this Contract is determined by a special appraisal method that allows for appraisal of the land at less than its market value, the person to whom the land is transferred may not be allowed to qualify the land for that special appraisal in a subsequent tax year and the land may then be appraised at its full market value. In addition, the transfer of the land or a subsequent change in the use of the land may result in the imposition of an additional tax plus interest as a penalty for the transfer or the change in the use of the land. The taxable value of the land and the applicable method of appraisal for the current tax year is public information and may be obtained from the tax appraisal district established for the county in which the land is located.

6.4	Other Property Operating Expenses.

6.4.1

Operating expenses for the Property shall be prorated as of 12:01 a.m. on the Closing Date. Seller shall pay all utility charges and other operating expenses attributable to the Property to, but not including the Closing Date and Buyer shall pay all utility charges and other operating expenses attributable to the Property on or after the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading and post-closing adjustments between Buyer and Seller shall be made within twenty (20) days of the date that actual consumption for such pre-closing period is determined, which obligation shall survive the Closing and not be merged therein. Seller shall not assign to Buyer any deposits which Seller has with any of the utility services or companies servicing the Property. Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at 12:01 a.m. on the Closing Date.

6.4.2

If Seller, as landlord under the Leases, is currently collecting from tenants under the Leases additional rent to cover taxes, insurance, utilities (to the extent not paid directly by tenants), common area maintenance and other operating costs and expenses (collectively, “Operating Costs”) incurred by Seller in connection with the ownership, operation, maintenance and management of the Real Property, at the applicable Closing, Buyer shall receive a credit equal to the amount, if any, by which payments made by tenants in respect of Operating Costs for the period for which such Operating Costs were collected exceed the amount actually paid by Seller during this same period of time for Operating Cost items. Operating Costs that are not paid by tenants either directly or reimbursed under the Leases shall be prorated as set forth in Section 6.4.1 above.

6.4.3

Buyer shall be responsible for the payment of all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable after the applicable Closing in connection with a Lease affecting the Real Property, including, without limitation, as a result of any new Lease executed between the Effective Date and the applicable Closing Date, or any renewals, amendments or expansions of existing Leases affecting the Real Property or as a result of any options exercised by tenants after the applicable Closing Date. If, as of the applicable Closing Date, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Buyer is responsible pursuant to the foregoing provisions, Buyer shall reimburse Seller for such amount at the applicable Closing. For purposes hereof, the term “Tenant Inducement Costs” shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, design, and refurbishment allowances. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear such loss until the applicable Closing Date and that Buyer shall bear such loss from and after the applicable Closing Date.

6.5	Closing Costs. Buyer shall pay the following costs and expenses associated with the Transactions: (a) all title premiums and charges related to extended coverage and for endorsements to the Owner’s

Title Policies other than the basic title premium, (b) the cost of the Surveys, (c) all recording charges in connection with the instrument by which Seller conveys the Property, (d) one-half of the escrow fee charged by the Title Company, (e) all sales taxes and similar charges, if any, applicable to the transfer of the Personal Property or the Intangible Property to Buyer, (f) all costs of Buyer’s Due Diligence, including fees due its consultants and attorneys, and (g) all lenders’ fees related to any financing to be obtained by Buyer. Seller shall pay the following costs and expenses associated with the Transactions: (i) the basic title premium for issuance of the Owner’s Title Policies, (ii) the commission due Seller’s Broker pursuant to a separate written agreement, (iii) one-half of the escrow fee charged by the Title Company, (iv) all fees due its attorneys, and (v) all costs incurred in connection with causing the Title Company to Remove any Required Exceptions. Except as otherwise provided herein, each party shall pay its share of all other closing costs as is normally paid by a seller or buyer, respectively, in a transaction of this character in Tarrant County, Texas as reasonably determined by the Title Company. The obligations of the parties under this Section 6.5 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.

6.6

Apportionment Credit. In the event the apportionments to be made at the Closing result in a credit balance (a) to Buyer, such sum shall be paid at the Closing by giving Buyer a credit against the Purchase Price in the amount of such credit balance, or (b) to Seller, Buyer shall pay the amount thereof to Seller at the Closing by wire transfer of immediately available funds to the account or accounts to be designated by Seller for the payment of the Purchase Price.

6.7

Delayed Adjustment; Delivery of Operating and Other Financial Statements. If at any time following the Closing Date, the amount of an item listed in any section of this Article 6 shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the Closing) or otherwise require adjustment as a result of any year-end or periodic reconciliations, the party owing money as a result of such error or adjustment shall promptly pay to the other party the sum necessary to correct such error or make such adjustment upon receipt of proof of the same, provided that such proof is received by the party from whom payment is to be made on or before one (1) year after Closing (such period being referred to herein as the “Post Closing Adjustment Period”). In order to enable Seller to determine whether any such delayed adjustment is necessary, Buyer shall provide to Seller current operating and financial statements for the Property and copies of any correspondence and statements in connection with any reconciliation promptly after the same are prepared, but, in any event, no later than the date one (1) month prior to the expiration of the Post-Closing Adjustment Period. The provisions of this Section 6.7 shall survive the Closing and not be merged therein.

ARTICLE 7 - HC III CLOSING

Buyer and Seller hereby agree that the HC III portion of the Transactions shall be consummated as follows:

7.1

HC III Closing Date. The HC III Closing shall occur on the HC III Closing Date. The parties shall endeavor to conduct an escrow-style closing through the Escrow Agent so that it will not be necessary for any party to attend the HC III Closing. If, however, either Buyer or Seller determines in good faith that such an escrow Closing is not practical, Buyer and Seller shall conduct a “pre-closing” at 10:00 a.m. Central Time on the last business day prior to the HC III Closing Date at the offices of Escrow Agent with title transfer and payment of the Purchase Price to be completed on the HC III Closing Date as set forth in Section 7.2 below. Time is of the essence with respect to the HC III Closing.

7.2

Title Transfer and Payment of HC III Purchase Price. Provided all conditions precedent to Seller’s obligations hereunder have been satisfied, Seller agrees to convey the HC III Property to Buyer upon confirmation of receipt of the HC III Purchase Price by the Escrow Agent as set forth below. Provided all conditions precedent to Buyer’s obligations hereunder have been satisfied, Buyer agrees to pay the HC III Purchase Price by timely delivering the same to the Escrow Agent on or before the HC III Closing Date at such time as will allow Buyer and Escrow Agent to meet its obligations under this Agreement; and causing the Escrow Agent to deposit the same in Seller’s designated account by 4:00 p.m. Central Time on the HC III Closing Date.

7.3	Seller’s HC III Closing Deliveries. At the HC III Closing, Seller shall deliver or cause to be delivered the following:

(a)

HC III Deed. A deed in the form of Exhibit E attached hereto and incorporated herein by this reference (“HC III Deed”) executed and acknowledged by Seller, conveying the HC III Real Property to Buyer, subject to the Permitted Exceptions affecting the HC III Real Property.

(b)

HC III Bill of Sale. A bill of sale in the form of Exhibit F attached hereto and incorporated herein by this reference (“HC III Bill of Sale”) executed by Seller, conveying all of Seller’s right, title and interest in and to the HC III Personal Property to Buyer, subject to the Permitted Exceptions affecting the HC III Personal Property.

(c)

HC III Assignment of Intangible Property. An assignment and assumption of intangible property in the form of Exhibit G attached hereto and incorporated herein by this reference (“HC III Assignment of Intangible Property”) executed by Seller, conveying all of Seller’s right, title and interest in and to the HC III Intangible Property to Buyer, subject to the Permitted Exceptions affecting the HC III Intangible Property.

(d)

HC III Assignment of Leases. An assignment and assumption of leases in the form of Exhibit H attached hereto and incorporated herein by this reference (“HC III Assignment of Leases”), executed by Seller, assigning all of Seller’s right, title and interest as landlord under the Leases affecting the HC III Real Property to Buyer.

(e)

HC III Tenant Notification Letters. A letter in the form of Exhibit J attached hereto and incorporated herein by this reference (the “HC III Tenant Notification Letter”), executed by Seller, for the tenant pursuant to each Lease affecting the HC III Real Property.

(f)

HC III Reserved Easements. An easement agreement reserving in favor of Seller (to the extent not included in the HC III Deed) and/or granting to third parties certain easements across portions of the HC III Real Property.

(g)	HC III Property Management Agreement. A Property Management Agreement covering the HC III Property, executed by Seller or an Affiliate of Seller.

(h)	HC III Leasing Agreement. A Leasing Agreement covering the HC III Property, executed by Seller or an Affiliate of Seller.

(i)

HC III License. A license permitting the use of the names “Alliance”, “AllianceTexas”, and the associated registered logos or marks of such names in the form of Exhibit L attached hereto and incorporated herein by this reference (the “HC III License”) in connection with the HC III Property, executed by Seller or an Affiliate of Seller.

(j)

Closing Protection Letter. An “insured closing services letter” from the Title Company; provided that (i) such letter is available from the Title Company, (ii) any inability to deliver such letter shall not cause a delay in Closing or any additional liability or obligations for Seller, and (iii) such letter shall be at Buyer’s sole expense.

(k)

HC III Keys and Original Documents. Keys to all locks on the HC III Real Property in Seller’s possession and originals or, if originals are not available, copies, of all of the Property Documents related to the HC III Property, to the extent not previously delivered to Buyer.

The items to be delivered by Seller in accordance with the terms of Subsections (a) through (j) of this Section 7.3 shall be delivered to Escrow Agent no later than 11:00 a.m. Central Time on the HC III Closing Date and the items to be delivered by Seller in accordance with the terms of Subsection (k) of this Section 7.3 shall be delivered outside of escrow and shall be deemed delivered if the same are located at the HC III Property on the HC III Closing Date.

7.4	Buyer’s HC III Closing Deliveries. At the HC III Closing, Buyer shall deliver or cause to be delivered the following:

(a)

HC III Purchase Price. The HC III Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at the HC III Closing.

(b)	HC III Bill of Sale. The HC III Bill of Sale executed by Buyer.

(c)	HC III Assignment of Intangible Property. The HC III Assignment of Intangible Property executed by Buyer.

(d)	HC III Assignment of Leases. The HC III Assignment of Leases executed by Buyer.

(e)	HC III Tenant Notification Letters. The HC III Tenant Notification Letters executed by Buyer.

(f)	HC III Property Management Agreement. A Property Management Agreement covering the HC III Property, executed by Buyer.

(g)	HC III Leasing Agreement. A Leasing Agreement covering the HC III Property, executed by Buyer.

(h)	HC III License. The HC III License, executed by Buyer.

The HC III Purchase Price shall be paid in accordance with the terms of Section 7.2 hereof and the items to be delivered by Buyer in accordance with the terms of Subsections (b) through (h) of this Section 7.4 shall be delivered to Escrow Agent no later than 11:00 a.m. Central Time on the HC III Closing Date.

ARTICLE 8 - HC IV CLOSING

Buyer and Seller hereby agree that the HC IV portion of the Transactions shall be consummated as follows:

8.1

HC IV Closing Date. The HC IV Closing shall occur on the HC IV Closing Date. The parties shall endeavor to conduct an escrow-style closing through the Escrow Agent so that it will not be necessary for any party to attend the HC IV Closing. If, however, either Buyer or Seller determines in good faith that such an escrow Closing is not practical, Buyer and Seller shall conduct a “pre-closing” at 10:00 a.m. Central Time on the last business day prior to the HC IV Closing Date at the offices of Escrow Agent with title transfer and payment of the Purchase Price to be completed on the HC IV Closing Date as set forth in Section 8.2 below. Time is of the essence with respect to the HC IV Closing.

8.2

Title Transfer and Payment of HC IV Purchase Price. Provided all conditions precedent to Seller’s obligations hereunder have been satisfied, Seller agrees to convey the HC IV Property to Buyer upon confirmation of receipt of the HC IV Purchase Price by the Escrow Agent as set forth below. Provided all conditions precedent to Buyer’s obligations hereunder have been satisfied, Buyer agrees to pay the HC IV Purchase Price by timely delivering the same to the Escrow Agent on or before the HC IV Closing Date at such time as will allow Buyer and Escrow Agent to meet its obligations under this Agreement; and causing the Escrow Agent to deposit the same in Seller’s designated account by 4:00 p.m. Central Time on the HC IV Closing Date.

8.3	Seller’s HC IV Closing Deliveries. At the HC IV Closing, Seller shall deliver or cause to be delivered the following:

(a)

HC IV Deed. A deed in the form of Exhibit E attached hereto and incorporated herein by this reference (“HC IV Deed”) executed and acknowledged by Seller, conveying the HC IV Real Property to Buyer, subject to the Permitted Exceptions affecting the HC IV Real Property.

(b)

HC IV Bill of Sale. A bill of sale in the form of Exhibit F attached hereto and incorporated herein by this reference (“HC IV Bill of Sale”) executed by Seller, conveying all of Seller’s right, title and interest in and to the HC IV Personal Property to Buyer, subject to the Permitted Exceptions affecting the HC IV Personal Property.

(c)

HC IV Assignment of Intangible Property. An assignment and assumption of intangible property in the form of Exhibit G attached hereto and incorporated herein by this reference (“HC IV Assignment of Intangible Property”) executed by Seller, conveying all of Seller’s right, title and interest in and to the HC IV Intangible Property to Buyer, subject to the Permitted Exceptions affecting the HC IV Intangible Property.

(d)

HC IV Assignment of Leases. An assignment and assumption of leases in the form of Exhibit H attached hereto and incorporated herein by this reference (“HC IV Assignment of Leases”), executed by Seller, assigning all of Seller’s right, title and interest as landlord under the Leases affecting the HC IV Real Property to Buyer.

(e)

HC IV Tenant Notification Letters. A letter in the form of Exhibit J attached hereto and incorporated herein by this reference (the “HC IV Tenant Notification Letter”), executed by Seller, for the tenant pursuant to each Lease affecting the HC IV Real Property.

(f)

HC IV Reserved Easements. An easement agreement reserving in favor of Seller (to the extent not included in the HC IV Deed) and/or granting to third parties certain easements across portions of the HC IV Real Property.

(g)	HC IV Property Management Agreement. A Property Management Agreement covering the HC IV Property, executed by Seller or an Affiliate of Seller.

(h)	HC IV Leasing Agreement. A Leasing Agreement covering the HC IV Property, executed by Seller or an Affiliate of Seller.

(i)

HC IV License. A license permitting the use of the names “Alliance”, “AllianceTexas”, and the associated registered logos or marks of such names in the form of Exhibit L attached hereto and incorporated herein by this reference (the “HC IV License”) in connection with the HC IV Property, executed by Seller or an Affiliate of Seller.

(j)	HC IV Daimler Lease Amendment. If obtained by Seller pursuant to Section 4.7 above, the Daimler Lease Amendment, executed by HC IV and Daimler.

(k)

Closing Protection Letter. An “insured closing services letter” from the Title Company; provided that (i) such letter is available from the Title Company, (ii) any inability to deliver such letter shall not cause a delay in Closing or any additional liability or obligations for Seller, and (iii) such letter shall be at Buyer’s sole expense.

(l)

HC IV Keys and Original Documents. Keys to all locks on the HC IV Real Property in Seller’s possession and originals or, if originals are not available, copies, of all of the Property Documents related to the HC IV Property, to the extent not previously delivered to Buyer.

The items to be delivered by Seller in accordance with the terms of Subsections (a) through (k) of this Section 8.3 shall be delivered to Escrow Agent no later than 11:00 a.m. Central Time on the HC IV Closing Date and the items to be delivered by Seller in accordance with the terms of Subsection (l) of this Section 8.3 shall be delivered outside of escrow and shall be deemed delivered if the same are located at the HC IV Property on the HC IV Closing Date.

8.4	Buyer’s HC IV Closing Deliveries. At the HC IV Closing, Buyer shall deliver or cause to be delivered the following:

(a)

HC IV Purchase Price. The HC IV Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at the HC IV Closing.

(b)	HC IV Bill of Sale. The HC IV Bill of Sale executed by Buyer.

(c)	HC IV Assignment of Intangible Property. The HC IV Assignment of Intangible Property executed by Buyer.

(d)	HC IV Assignment of Leases. The HC IV Assignment of Leases executed by Buyer.

(e)	HC IV Tenant Notification Letters. The HC IV Tenant Notification Letters executed by Buyer.

(f)	HC IV Property Management Agreement. A Property Management Agreement covering the HC IV Property, executed by Buyer.

(g)	HC IV Leasing Agreement. A Leasing Agreement covering the HC IV Property, executed by Buyer.

(h)	HC IV License. The HC IV License, executed by Buyer.

The HC IV Purchase Price shall be paid in accordance with the terms of Section 8.2 hereof and the items to be delivered by Buyer in accordance with the terms of Subsections (b) through (h) of this Section 8.4 shall be delivered to Escrow Agent no later than 11:00 a.m. Central Time on the HC IV Closing Date.

8.5

Buyer’s Option to Extend HC IV Closing Date. If Buyer is not then in default under this Agreement, then Buyer shall have the right to extend the HC IV Closing Date for a single period of sixty (60) additional days past the original HC IV Closing Date by taking the following actions prior to the date that is one hundred (100) days after the expiration of the Due Diligence Period: (i) delivering to Seller written notice of Buyer’s election to exercise such extension option, and (ii) delivering to the Title Company, in immediately available funds, an additional $500,000.00 (the “Extension Fee”). Notwithstanding anything to the contrary, the Extension Fee shall be non-refundable to Buyer immediately upon deposit with the Title Company, but shall be credited against the HC IV Purchase Price; provided however, that in the event Seller is in default and Buyer exercises its right to terminate pursuant to Section 12.2 of this Agreement, the Extension Fee shall be returned to Buyer. Notwithstanding anything to the contrary, in the event that Seller becomes entitled to the Deposit pursuant to the terms of this Agreement, Seller shall also be entitled to receive the Extension Fee.

ARTICLE 9 - CONDITIONS TO CLOSING

9.1

Conditions to Seller’s Obligations. Seller’s obligation to close both the HC III or the HC IV portions of the Transactions is conditioned on all of the following, any or all of which may be waived by Seller by an express written waiver, at its sole option:

(a)

Representations True. All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of each Closing Date, as if made on and as of such date except to the extent they expressly relate to an earlier date; and

(b)

Buyer’s Deliveries Complete. Buyer shall have delivered the funds required hereunder and all of the documents to be executed by Buyer as set forth above with regard to each Closing, and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Buyer at or prior to such Closing.

9.2

Conditions to Buyer’s Obligations. Buyer’s obligation to close the Transactions is conditioned on all of the following, any or all of which may be expressly waived by Buyer in writing, at its sole option:

(a)

Representations True. Subject to the provisions of Section 10.3, all representations and warranties made by Seller in this Agreement, as the same may be amended as provided in Section 10.3, shall be true and correct in all material respects on and as of each Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;

(b)	Title Conditions Satisfied. At the time of the applicable Closing, title to the Property shall be as provided in Article 4 of this Agreement;

(c)

Seller’s Deliveries Complete. Seller shall have delivered all of the documents and other items required as set forth above with regard to each Closing and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Seller at or prior to such Closing; and

(d)

Tenant Estoppel Certificate. Prior to the HC IV Closing Date, Seller shall have delivered to Buyer updated Acceptable Estoppel Certificates executed by the tenants under the HC IV Leases dated no more than forty five (45) days prior to the HC IV Closing Date. Notwithstanding any provisions in this Agreement to the contrary, if Buyer fails to object in writing to any such updated Acceptable Estoppel Certificate executed by any tenant within five (5) business days after the date the same has been delivered to Buyer, Buyer shall be deemed to have approved the same. The provisions of this Section 9.2(d) shall survive the HC IV Closing.

9.3

Failure of Conditions Set Forth in Section 9.2(d). Seller shall use commercially reasonable efforts to cause the condition set forth in Section 9.2(d) to be fulfilled prior to the HC IV Closing. Seller shall only be in default under Section 9.2(d) of this Agreement if Seller fails to use commercially reasonable efforts to cause the condition set forth in Section 9.2(d) to be fulfilled prior to the HC IV Closing.

9.4

Waiver of Failure of Conditions Precedent. At any time or times on or before the date specified for the satisfaction of any condition, Seller or Buyer may elect in writing to waive the benefit of any such condition set forth in Sections 9.1 or 9.2. By closing either the HC III or the HC IV portion of the Transactions, Seller and Buyer shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions set forth in Sections 9.1 or 9.2 related to the HC III Property or the HC IV Property, as applicable. Notwithstanding anything to the contrary, including, without limitation, Article 12 of this Agreement, if all of the conditions set forth in Section 9.2 are neither waived nor fulfilled on or before the HC III Closing Date or the HC IV Closing Date, as applicable, then Buyer shall have the right, to elect, as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Seller, promptly after which the Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive the condition and proceed to close the HC III or HC IV portion of the Transactions, as applicable. Notwithstanding the foregoing, in the event any of the conditions set forth in Section 9.2 or 9.3 are not fulfilled as a result of a default by either party hereto, the provisions of Article 12 shall apply.

9.5

Approvals not a Condition to Buyer’s Performance. Subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 5, Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer’s ability to obtain any (a) governmental or quasi-governmental approval of changes or modifications in use or zoning, or (b) modification of any existing land use restriction, or (c) consents to assignments of any service contracts, management agreements or other agreements which Buyer requests, or (d) endorsements to the Owner’s Title Policy.

ARTICLE 10 - REPRESENTATIONS AND WARRANTIES

10.1	Buyer’s Representations. Buyer represents and warrants to, and covenants with, Seller as follows:

10.1.1

Buyer’s Authorization. Buyer (a) is duly organized (or formed), validly existing and in good standing under the Laws of the State of Delaware, (b) is authorized to consummate the Transactions and fulfill all of its obligations hereunder and under all Closing Documents to be executed by Buyer, and (c) has all necessary power to execute and deliver this Agreement and all Closing Documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all Closing Documents to be executed by Buyer have been duly authorized by all requisite partnership, corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all Closing Documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any Law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

10.1.2	Buyer’s Financial Condition. No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar State or Federal Law.

10.1.3

Patriot Act Compliance. Buyer is not (i) acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any Law that is enforced or administered by the Office of Foreign Assets Control, and is not engaging in these Transactions, directly or indirectly, on behalf of, or instigating or facilitating these Transactions, directly or indirectly, on behalf of, any such person, group, entity or nation, nor (ii) engaged in any dealings or transactions, directly or indirectly, in contravention of any United States, international or other applicable money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. § 1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

Buyer’s representations and warranties in this Section 10.1 shall survive the Closing for a period of one (1) year and not be merged therein.

10.2	Seller’s Representations. Seller represents and warrants to Buyer as follows:

10.2.1

Seller’s Authorization. Seller (a) is duly organized (or formed), validly existing and in good standing under the Laws of the State of Texas, is authorized to consummate the Transactions and fulfill all of its obligations hereunder and under all Closing Documents to be executed by Seller, and (b) has all necessary power to execute and deliver this Agreement and all Closing Documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder. This Agreement and all Closing Documents to be executed by Seller have been duly authorized by all requisite partnership, corporate or other required action on the part of Seller and are the valid and legally binding obligation of Seller, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all Closing Documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any

Law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound.

10.2.2	Seller’s Financial Condition. No petition has been filed by, nor to Seller’s knowledge by any third party against, Seller under the Federal Bankruptcy Code or any similar State or Federal Law.

10.2.3	Seller’s Knowledge Representations. To Seller’s knowledge:

(a)

Except as listed in Exhibit I attached hereto and incorporated herein by this reference, Seller has not received any written notice of any current or pending litigation against Seller which would, in the reasonable judgment of Seller, if determined adversely to Seller, materially adversely affect the Property.

(b)

As of the date of this Agreement, Seller has not entered into any contracts, subcontracts, leases or agreements affecting the Property which will be binding upon Buyer after the Closing other than (i) the Contracts listed in Exhibits B-1 and B-2 attached hereto, (ii) the Leases listed in Exhibits C-1 and C-2 attached hereto, (iii) liens, encumbrances, covenants, conditions, restrictions, easements and other matters of record, and (iv) the Permitted Exceptions.

(c)

Except for defaults cured on or before the Effective Date hereof, Seller has not received any written notice of default under the terms of any of the Contracts or Leases except as listed in Exhibit I attached hereto.

(d)

Except for violations cured or remedied on or before the Effective Date hereof and except as listed in Exhibit I attached hereto, as of the Effective Date of this Agreement, Seller has not received any written notice from any governmental authority of any violation of any zoning Law applicable to the Property. Seller has not received any written notices from any governmental or regulatory authority of any proposed or pending amendment to the zoning classification of the Property or any part thereof.

(e)	Seller has received no written notice of any pending or threatened condemnation or eminent domain proceedings relating to the Property.

(f)

Except for violations cured or remedied on or before the Effective Date hereof and except as listed in Exhibit I attached hereto, as of the Effective Date of this Agreement, Seller has not received any written notices from any governmental or regulatory authority of any defects or inadequacies applicable to the Property or violations of any environmental Law. Seller has received no written notice that (i) any governmental licenses, permits or approvals held by Seller pertaining to and required for the ownership or operation of the Property, as presently operated, have been or are about to be revoked or will not be renewed; or (ii) either Seller or the Property does not comply with the terms of any such licenses, permits or approvals.

(g)

Except for violations cured or remedied on or before the Effective Date hereof and except as listed in Exhibit I attached hereto, as of the Effective Date of this Agreement, Seller has not received from any third party (including any federal, state or municipal governmental agency) any written request for information, notices of claim, demand letters or other notification concerning hazardous substances, materials or wastes at, on or under the Property or that Seller is or may be potentially responsible for the removal and/or clean up of any hazardous substances, materials or wastes at, on or under the Property.

(h)

Except for Confidential Materials and such other information that Seller is allowed to redact or otherwise withhold pursuant to the definition of the term Property Documents set forth in Article 1 above, Seller has not altered any of the Property Documents prior to delivering the same to Buyer.

(i)

Patriot Act Compliance. Seller is not (i) acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any Law that is enforced or administered by the Office of Foreign Assets Control, and is not engaging in these Transactions, directly or indirectly, on behalf of, or instigating or facilitating these Transactions, directly or indirectly, on behalf of, any such person, group, entity or nation, nor (ii) engaged in any dealings or transactions, directly or indirectly, in contravention of any United States, international or other applicable money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. § 1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

10.3	General Provisions.

10.3.1

Seller’s Warranties Deemed Modified. To the extent that Buyer knows or is deemed to know prior to the expiration of the Due Diligence Period that Seller’s Warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Buyer’s knowledge or deemed knowledge, as the case may be.

10.3.2	Breach of Seller’s Warranties prior to the HC III Closing.

(a)

If at or prior to the HC III Closing, any Buyer’s Representative obtains actual knowledge that any of Seller’s Warranties are untrue, inaccurate or incorrect in any material respect, Buyer shall give Seller written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the HC III Closing). If at or prior to the HC III Closing, Seller obtains actual knowledge that any of Seller’s Warranties are untrue, inaccurate or incorrect in any material respect, Seller shall give Buyer written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the HC III Closing). In either such event, Seller shall have the right to cure such misrepresentation or breach.

(b)

If any misrepresentation or breach of any of Seller’s Warranties is first discovered by Buyer after the expiration of the Due Diligence Period but prior to HC III Closing and Seller either does not elect to or is not able to so cure any such misrepresentation or breach, then Buyer, as its sole and exclusive remedy for any and all such misrepresentations or breaches, shall have the following rights:

(i)

If any of Seller’s Warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, then Buyer may elect either (A) to waive such misrepresentations or breaches and consummate the HC III portion of the Transactions without any reduction of or credit against the HC III Purchase Price, or (B) to terminate this Agreement by written notice given to Seller prior to or on the HC III Closing Date, in which event this Agreement shall be terminated, the Deposit shall be returned to Buyer and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.

(ii)

If any of Seller’s Warranties are untrue, inaccurate or incorrect but are not, in the aggregate, untrue, inaccurate or incorrect in any material respect, Buyer shall be deemed to waive such misrepresentation or breach of warranty, and Buyer shall be required to consummate the HC III portion of the Transactions without any reduction of or credit against the HC III Purchase Price.

(c)

The untruth, inaccuracy or incorrectness of Seller’s Warranties shall be deemed material for purposes of this Agreement only if Buyer’s aggregate damages resulting from the untruth, inaccuracy or incorrectness of Seller’s Warranties are reasonably estimated to exceed One Hundred Thousand and No/100 Dollars ($100,000.00).

10.3.3	Breach of Seller’s Warranties prior to the HC IV Closing.

(a)

If, after the HC III Closing, but at or prior to the HC IV Closing, any Buyer’s Representative obtains actual knowledge that any of Seller’s Warranties are untrue, inaccurate or incorrect in any material respect, Buyer shall give Seller written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the HC IV Closing). If, after the HC III Closing, but at or prior to the HC IV Closing, Seller obtains actual knowledge that any of Seller’s Warranties are untrue, inaccurate or incorrect in any material respect, Seller shall give Buyer written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the HC IV Closing). In either such event, Seller shall have the right to cure such misrepresentation or breach.

(b)

If any misrepresentation or breach of any of Seller’s Warranties is first discovered by Buyer after the HC III Closing but prior to HC IV Closing and Seller either does not elect to or is not able to so cure any such misrepresentation or breach, then Buyer, as its sole and exclusive remedy for any and all such misrepresentations or breaches, shall have the following rights:

(i)

If any of Seller’s Warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, then Buyer may elect either (A) to waive such misrepresentations or breaches and consummate the HC IV portion of the Transactions without any reduction of or credit against the HC IV Purchase Price, or (B) to terminate this Agreement by written notice given to Seller prior to or on the HC IV Closing Date, in which event this Agreement shall be terminated, the Deposit shall be returned to Buyer and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.

(ii)

If any of Seller’s Warranties are untrue, inaccurate or incorrect but are not, in the aggregate, untrue, inaccurate or incorrect in any material respect, Buyer shall be deemed to waive such misrepresentation or breach of warranty, and Buyer shall be required to consummate the HC IV portion of the Transactions without any reduction of or credit against the HC IV Purchase Price.

10.3.4

Survival; Limitation on Seller’s Liability. Seller’s Warranties related to the HC III Property shall survive the HC III Closing and not be merged therein for a period of one (1) year and Seller shall only be liable to Buyer hereunder for a breach of a Seller’s Warranty related to the HC III Property with respect to which a claim is made by Buyer against Seller on or before the date that is one (1) year after the date of the HC III Closing. Seller’s Warranties related to the HC IV Property shall survive the HC IV Closing and not be merged therein for a period of one (1) year and Seller shall only be liable to Buyer hereunder for a breach of a Seller’s Warranty related to the HC IV Property with respect to which a claim is made by Buyer against Seller on or before the date that is one (1) year after the date of the HC IV Closing. Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of Seller for breaches of Seller’s Warranties shall be limited as set forth in Section 15.13 hereof. Notwithstanding the foregoing, however, if the HC III Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the HC III portion of the Transactions, as the result of any of Seller’s Warranties related to the HC III Property being untrue, inaccurate or incorrect if (a) Buyer knew or is deemed to know that such representation or warranty was untrue, inaccurate or incorrect at the time of the HC III Closing, or (b) Buyer’s damages as a result of such representations or warranties being untrue, inaccurate or incorrect are reasonably estimated to aggregate less than One Hundred Thousand and No/100 Dollars ($100,000.00). Notwithstanding the foregoing, however, if the HC IV Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the HC IV portion of the Transactions, as the result of any of Seller’s Warranties related to the HC IV Property being untrue, inaccurate or incorrect if (a) Buyer knew or is deemed to know that such representation or warranty was untrue, inaccurate or incorrect at the time of the HC IV Closing, or (b) Buyer’s damages as a result of such representations or warranties being untrue, inaccurate or incorrect are reasonably estimated to aggregate less than One Hundred Thousand and No/100 Dollars ($100,000.00).

ARTICLE 11 - COVENANTS

11.1	Buyer’s Covenants. Buyer hereby covenants as follows:

11.1.1

Confidentiality. Buyer acknowledges that any information heretofore or hereafter furnished to Buyer with respect to the Property has been and will be so furnished on the condition that Buyer maintains the confidentiality thereof. Accordingly, Buyer shall hold, and shall cause Buyer’s Representatives to hold, in strict confidence, and Buyer shall not disclose, and shall prohibit Buyer’s Representatives from disclosing, to any other person without the prior written consent of Seller: (a) the terms of this Agreement, and (b) any of the information related to the Property delivered to or for the benefit of Buyer whether by any Buyer’s Representatives or by any of the Seller Parties, including, but not limited to, any information heretofore or hereafter obtained by any Buyer’s Representatives in connection with its Due Diligence. Buyer’s obligation under clause (a) of the immediately preceding sentence shall survive the Closing for a period of two (2) years. In the event the Closing does not occur or this Agreement is terminated, Buyer shall promptly return to Seller or destroy all copies of documents containing any of such information without retaining any copy thereof or extract therefrom. Seller acknowledges that Buyer is a publicly traded entity and, as such, Buyer has obligations to make certain disclosures in order to comply with applicable Laws. Notwithstanding anything to the contrary hereinabove set forth, Buyer may disclose such information (i) on a need-to-know basis to Buyer’s Representatives, its employees, members of professional firms serving it or potential lenders, (ii) as any governmental agency may require in order to comply with applicable Laws or a court order, and (iii) to the extent that such information is a matter of public record. The provisions of this Subsection 11.1.1 shall survive any termination of this Agreement for a period of two (2) years.

11.1.2

Buyer’s Indemnity. Buyer hereby agrees to indemnify, defend, and hold each of the Seller Parties free and harmless from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) arising out of or resulting from (a) the breach of the terms of Subsection 11.1.1 or (b) the entry on the Real Property and/or the conduct of any Due Diligence by any Buyer’s Representatives at any time prior to the HC IV Closing; provided, however, that Buyer’s obligations under this clause (b) shall not apply to the mere discovery of a pre-existing environmental or physical condition at the Property. The provisions of this section shall survive the Closings (and not be merged therein) or any termination of this Agreement.

11.2	Seller’s Covenants. Seller hereby covenants as follows:

11.2.1

Contracts and Leases. Without Buyer’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, between the Effective Date hereof and the HC III Closing Date or the HC IV Closing Date, as applicable, Seller shall not extend, renew, replace or otherwise modify any Contract or Lease or enter into any new service contract, lease or agreement unless such Contract, service contract, lease or agreement (as so extended, renewed, replaced or modified) can be terminated by the owner of the Property without penalty on not more than thirty (30) days’ notice. Seller shall furnish Buyer with a written notice of the proposed transaction which shall contain information that Seller believes is reasonably necessary to enable Buyer to make informed decisions with respect to the advisability of the proposed transaction. If Buyer fails to object in writing to the terms set forth in Seller’s notice within five (5) business days after receipt thereof, Buyer shall be deemed to have approved the proposed transaction. Buyer’s consent shall not be unreasonably withheld, conditioned or delayed with respect to any such transaction that is proposed prior to the expiration of the Due Diligence Period. Buyer, in its sole and absolute discretion, shall be entitled to grant or withhold its consent with respect to any such transaction that is proposed between the expiration of the Due Diligence Period and the HC III Closing or the HC IV Closing, as applicable.

11.2.2

Maintenance of Property. Except to the extent Seller is relieved of such obligations by Article 13, between the Effective Date hereof and the HC III Closing Date or the HC IV Closing Date, as applicable, Seller shall maintain and keep the Property in a manner consistent with Seller’s past practices with respect to the Property; provided, however, that, subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 5, Buyer hereby agrees that, except for breaches of this Section 11.2.2, Buyer, shall accept the Property subject to, and Seller shall have no obligation to cure, (a) any violations of Laws, or (b) any physical conditions which would give rise to violations of Laws, whether the same now exist or arise prior to the HC III Closing or the HC IV Closing, as applicable. Between the Effective Date hereof and the HC III Closing Date or the HC IV Closing Date, as applicable, Seller will advise Buyer of any written notice Seller receives after the Effective Date hereof from any governmental authority of the violation of any Laws regulating the condition or use of the HC III Property or the HC IV Property, as applicable.

11.3	Mutual Covenants.

11.3.1

Publicity. Seller and Buyer each hereby covenant and agree that (a) prior to the HC IV Closing neither Seller nor Buyer shall issue any Release (as hereinafter defined) with respect to the Transactions without the prior consent of the other, except to the extent required by applicable Law, and (b) after the HC IV Closing, any Release issued by either Seller or Buyer shall be subject to the review and approval of both parties (which approval shall not be unreasonably withheld, conditioned or delayed), except to the extent required by applicable Law. Seller acknowledges that Buyer is a publicly traded entity and, as such, Buyer has obligations to make certain public statements in order to comply with applicable Laws. If either Seller or Buyer is required by applicable Law to issue a Release, such party shall, at least two (2) business days prior to the issuance of the same, deliver a copy of the proposed Release to the other party for its review. Seller and Buyer acknowledge and agree that the delivery of the Release to the other party as required pursuant to the foregoing sentence shall not imply that the approval of the Release by the receiving party is a condition precedent to the issuance thereof. As used herein, the term “Release” shall mean any press release or public statement with respect to the Transactions or this Agreement.

11.3.2

Brokers. Seller and Buyer expressly acknowledge that Seller’s Broker has acted as the exclusive broker with respect to the Transactions and with respect to this Agreement. Seller shall pay any brokerage commission due to Seller’s Broker in accordance with the separate agreement between Seller and Seller’s Broker. Seller agrees to hold Buyer harmless and indemnify Buyer from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) suffered or incurred by Buyer as a result of any claims by Seller’s Broker or any other party claiming to have represented Seller as broker in connection with the Transactions. Buyer agrees to hold Seller harmless and indemnify Seller from and against any and all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) suffered or incurred by Seller as a result of any claims by any party claiming to have represented Buyer as broker in connection with the Transactions.

11.3.3

Tax Protests; Tax Refunds and Credits. Seller shall have the right to continue and to control the progress of and to make all decisions with respect to any contest of the real estate taxes and personal property taxes for the Property due and payable during the Closing Year and all prior years. Buyer shall have the right to control the progress of and to make all decisions with respect to any tax contest of the real estate taxes and personal property taxes for the Property due and payable during all years subsequent to the Closing Year. All real estate and personal property tax refunds and credits received after Closing with respect to the Property shall be applied in the following order of priority: first, to pay the costs and expenses (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with obtaining such tax refund or credit; and second, apportioned between Buyer and Seller as follows:

(a)

with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during the Closing Year (regardless of the year for which such taxes are assessed), such refunds and credits shall be apportioned between Buyer and Seller in the manner provided in Section 6.3;

(b)	with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during any period prior to the

Closing Year (regardless of the year for which such taxes are assessed), Seller shall be entitled to the entire refunds and credits; and

(c)

with respect to any refunds or credits attributable to real estate and personal property taxes due and payable during any period after the Closing Year (regardless of the year for which such taxes are assessed), Buyer shall be entitled to the entire refunds and credits.

11.3.4	Survival. The provisions of this Section 11.3 shall survive the Closings (and not be merged therein) or earlier termination of this Agreement.

ARTICLE 12 - DEFAULT AND REMEDIES

12.1	Buyer Defaults and Seller Remedies.

12.1.1

If, on or before the HC III Closing Date, (i) Buyer is in default of any of its obligations hereunder, or (ii) any of Buyer’s representations or warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, or (iii) the HC III Closing otherwise fails to occur by reason of Buyer’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, and any such circumstance described in any of clauses (i), (ii) or (iii) continues for ten (10) days after written notice from Seller to Buyer, which written notice shall detail such default, untruth or failure, as applicable, then Seller may elect to (a) terminate this Agreement by written notice to Buyer, promptly after which the Deposit shall be paid to Seller as liquidated damages and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive the condition and proceed to close the HC III portion of the Transactions.

12.1.2

If, after the HC III Closing Date, but on or before the HC IV Closing Date, (i) Buyer is in default of any of its obligations hereunder, or (ii) any of Buyer’s representations or warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, or (iii) the HC IV Closing otherwise fails to occur by reason of Buyer’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, and any such circumstance described in any of clauses (i), (ii) or (iii) continues for ten (10) days after written notice from Seller to Buyer, which written notice shall detail such default, untruth or failure, as applicable, then Seller may elect to (a) terminate this Agreement by written notice to Buyer, promptly after which the Deposit shall be paid to Seller as liquidated damages and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement or which expressly survived the HC III Closing, or (b) waive the condition and proceed to close the HC IV portion of the Transactions.

12.2	Seller Defaults and Buyer Remedies.

12.2.1

If, on or before the HC III Closing Date, (i) Seller is in default of any of its obligations hereunder, or (ii) any of Seller’s Warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, or (iii) the HC III Closing otherwise fails to occur by reason of Seller’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, and any such circumstance described in any of clauses (i), (ii) or (iii) continues for ten (10) days after written notice from Buyer to Seller, which written notice shall detail such default, untruth or failure, as applicable, then Buyer shall have the right, to elect, as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Seller, promptly after which the Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive the condition and proceed to close the HC III portion of the Transactions, or (c) seek specific performance of this Agreement by Seller. As a condition precedent to Buyer exercising any right it may have to bring an action for specific performance hereunder, Buyer must commence such an action within ninety (90) days after the occurrence of Seller’s default. Buyer agrees that its failure to timely commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portion of the Property.

12.2.2

If, after the HC III Closing, but at or before the HC IV Closing, (i) Seller is in default of any of its obligations hereunder, or (ii) any of Seller’s Warranties are, in the aggregate, untrue, inaccurate or incorrect in any material respect, or (iii) the HC IV Closing otherwise fails to occur by reason of Seller’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, and any such circumstance described in any of clauses (i), (ii) or (iii) continues for ten (10) days after written notice from Buyer to Seller, which written notice shall detail such default, untruth or failure, as applicable, then Buyer shall have the right, to elect, as its sole and exclusive remedy, to (a) terminate this Agreement by written notice to Seller, promptly after which the Deposit shall be returned to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement or which expressly survived the HC III Closing, or (b) waive the condition and proceed to close the HC IV portion of the Transactions, or (c) seek specific performance of this Agreement by Seller. As a condition precedent to Buyer exercising any right it may have to bring an action for specific performance hereunder, Buyer must commence such an action within ninety (90) days after the occurrence of Seller’s default. Buyer agrees that its failure to timely commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portion of the Property.

ARTICLE 13 - CONDEMNATION/CASUALTY

13.1

Right to Terminate. If, after the Effective Date hereof, (a) any portion of the Property is taken by condemnation or eminent domain (or is the subject of a pending taking which has not yet been consummated), or (b) any portion of the Property is damaged or destroyed (excluding routine wear and tear), Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof. If the Property is the subject of a Major Casualty/Condemnation that occurs after the Effective Date hereof, Buyer shall have the right to terminate this Agreement by giving written notice to Seller no later than ten (10) business days after the giving of Seller’s notice, and the applicable Closing Date shall be extended, if necessary, to provide sufficient time for Buyer to make such election. The failure by Buyer to so elect in writing to terminate this Agreement within such ten (10) business day period shall be deemed an election not to terminate this Agreement. If this Agreement is terminated pursuant to this Section 13.1, the Deposit shall be returned to Buyer and, thereafter, this Agreement shall terminate and neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section herein which expressly provides that it shall survive the termination of this Agreement.

13.2

Allocation of Proceeds and Awards. If a condemnation or casualty occurs after the Effective Date hereof and this Agreement is not terminated as permitted pursuant to the terms of Section 13.1, then this Agreement shall remain in full force and effect, Buyer shall acquire the remainder of the Property upon the terms and conditions set forth herein and at the applicable Closing:

(a)

if the awards or proceeds, as the case may be, have been paid to Seller prior to the applicable Closing, Buyer shall receive a credit at the applicable Closing equal to (i) the amount of any such award or proceeds on account of such condemnation or casualty, plus (ii) if a casualty has occurred and such casualty is an insured casualty, an amount equal to Seller’s deductible with respect to such casualty, less (iii) an amount equal to the Seller-Allocated Amounts; and

(b)

to the extent that such award or proceeds have not been paid to Seller prior to the applicable Closing, (i) if a casualty has occurred and such casualty is an insured casualty, Buyer shall receive a credit at the applicable Closing equal to Seller’s deductible with respect to such casualty, less an amount equal to the Seller-Allocated Amounts, and (ii) Seller shall assign to Buyer at the applicable Closing (without recourse to Seller) the rights of Seller to, and Buyer shall be entitled to receive and retain, such awards or proceeds; provided, however, that within five (5) business days after receipt of such awards or proceeds, Buyer shall pay to Seller an amount equal to the Seller-Allocated Amounts not previously paid to Seller.

13.3

Insurance. Seller shall maintain the property insurance coverage currently in effect for the Property, or comparable coverage, through the earlier of any termination of this Agreement or the applicable Closing Date.

13.4	Waiver. The provisions of this Article 13 supersede the provisions of any applicable Laws with respect to the subject matter of this Article 13.

ARTICLE 14 - ESCROW PROVISIONS

The Deposit and any other sums (including, without limitation, any interest earned on such other sums) which the parties agree shall be held in escrow (herein collectively called the “Escrow Deposits”), shall be held by the Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

(a)

The Escrow Agent shall invest the Escrow Deposits in government insured non-interest bearing instruments reasonably satisfactory to both Buyer and Seller, shall not commingle the Escrow Deposits with any funds of the Escrow Agent or others, and shall promptly provide Buyer and Seller with confirmation of the investments made.

(b)	If the HC IV Closing occurs, the Escrow Agent shall deliver the Escrow Deposits to, or upon the instructions of, Seller on the HC IV Closing Date.

(c)

If for any reason the HC IV Closing does not occur, the Escrow Agent shall deliver the Escrow Deposits to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this Subsection (c). If for any reason the HC IV Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Escrow Deposits, the Escrow Agent shall give written notice to the other party of such demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within ten (10) days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such period, the Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.

(d)

The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from the Escrow Agent’s mistake of law respecting the Escrow Agent’s scope or nature of its duties. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of the Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.

(e)

The Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that the Escrow Agent has received and shall hold the Escrow Deposits in escrow, and shall disburse the Escrow Deposits pursuant to the provisions of this Article 14.

The provisions of this Article 14 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.

ARTICLE 15 - MISCELLANEOUS

15.1

Buyer’s Assignment. Buyer may assign its rights and obligations under this Agreement in whole or in part to one or more Affiliates of Buyer without the written consent of Seller. Except as otherwise provided, Buyer shall not assign this Agreement or its rights hereunder to any individual or entity without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion, and any such assignment shall be null and void ab initio. In the event of any permitted assignment by Buyer, any assignee shall assume any and all obligations and liabilities of Buyer under this Agreement but, notwithstanding such assumption, Buyer shall continue to be liable hereunder.

15.2

Designation Agreement. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transactions. Escrow Agent is either (x) the person responsible for closing the Transactions (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transactions (as described in the Reporting Requirements). Accordingly:

(a)

Escrow Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transactions. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transactions.

(b)

Seller and Buyer shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transactions.

(c)	Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

15.3

Survival/Merger. Except for the provisions of this Agreement which are explicitly stated to survive the HC IV Closing, (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the HC IV Purchase Price, the HC IV Deed and the other HC IV Closing Documents and the acceptance thereof shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder.

15.4

Integration; Waiver. This Agreement, together with the Exhibits hereto, embodies and constitutes the entire understanding between the parties with respect to the Transactions and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. No waiver by either party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

15.5	Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State in which the Property is located.

15.6

Captions Not Binding; Exhibits. The captions in this Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof. All Exhibits attached hereto shall be incorporated by reference as if set out herein in full.

15.7	Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

15.8

Severability. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

15.9

Notices. Any notice, demand or other communication required to be given or to be served upon any party hereunder shall be void and of no effect unless given in accordance with the provisions of this section. All notices, demands or other communications must be in writing and delivered to the person to whom it is directed, either (i) via hand-delivery to the recipient at the address specified below, or (ii) via United States Postal Service certified mail, return receipt requested, postage prepaid and addressed to the recipient as specified below, or (iii) via reputable overnight delivery service, postage prepaid and addressed to the recipient as specified below, or (iv) via facsimile transmission to the party at the telecopy number set forth below, provided that such transmission is followed with a copy sent by overnight delivery. Any notice, demand or other communication shall be deemed to have been given and received (a) three (3) days following deposit with the United States Postal Service as certified mail, return receipt requested, postage prepaid and addressed to the recipient as specified below, (b) one (1) day following deposit with a reputable overnight delivery service, postage prepaid and addressed to the recipient as specified below, or (c) if delivered by any other method, upon receipt.

Seller:

Heritage Commons III, Ltd.

Heritage Commons IV, Ltd.

c/o Hillwood Development Company, LLC

13600 Heritage Parkway, Suite 200

Fort Worth, Texas 76177

Attn: Michael K. Berry

Telephone: (817) 224-6012

Telecopy: (817) 224-6061

Email: mike.berry@hillwood.com

with copy to:	Hillwood Development Company, LLC 13600 Heritage Parkway, Suite 200 Fort Worth, Texas 76177 Attn: Don Reid Telephone: (817) 224-6007 Telecopy: (817) 224-6060 Email: don.reid@hillwood.com

with copy to:	Kelly Hart & Hallman LLP 201 Main Street, Suite 2500 Fort Worth, Texas 76102 Attn: Chad Key Telephone: (817) 878-3555 Telecopy: (817) 878-9555 Email: chad.key@kellyhart.com

Buyer:

Macquarie CNL Income, LP

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

Attn: John McRae

Attn: John Starr

Telephone: (407) 540-7701

Telecopy: (407) 540-7750

Email: john.mcrae@cnl.com

Email: john.starr@cnl.com

with copy to:

Macquarie CNL Income, LP

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

Attn: Sandra C. Gordon, Senior Vice President, Legal

Telephone: (407) 540-7591

Telecopy: (407) 540-2500

Email: sandra.gordon@cnl.com

with copy to:

Lowndes, Drosdick, Doster, Kantor & Reed, P.A.

450 South Orange Avenue, Suite 800

Orlando, Florida 32801

Attention: Joaquin E. Martinez

Phone: (407) 843-4600

Fax: (407) 843-4444

Email: quino.martinez@lddkr.com

Any party entitled to receive notices hereunder may change the address for notice specified above by giving the other party ten days’ advance written notice of such change of address. A party’s attorney may send notices on behalf of that party, but a notice is not effective against a party if sent only to that party’s attorney or only to the party without also sending a copy to that party’s attorney.

15.10	Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

15.11

No Recordation. Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded and Buyer agrees (a) not to file any notice of pendency or other instrument (other than a judgment) against the Property or any portion thereof in connection herewith and (b) to indemnify Seller against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller by reason of the filing by Buyer of such notice of pendency or other instrument. Notwithstanding the foregoing, if the same is permitted pursuant to applicable Laws, Buyer shall be entitled to record a notice of lis pendens if Buyer is entitled to seek (and is actually seeking) specific performance of this Agreement by Seller in accordance with the terms of Section 12.2 hereof or in such other applicable circumstances in which Buyer is seeking to enforce its rights hereunder.

15.12

Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement, any amendment or modification hereof or any of the Closing Documents.

15.13

Maximum Aggregate Liability. Notwithstanding any provision to the contrary contained in this Agreement or the Closing Documents, the maximum aggregate liability of the Seller Parties, and the maximum aggregate amount which may be awarded to and collected by Buyer, in connection with the Transactions, the Property, under this Agreement and under all Closing Documents (including, without limitation, in connection with the breach of any of Seller’s Warranties for which a claim is timely made by Buyer) shall not exceed One Million and No/100 Dollars ($1,000,000.00). The provisions of this section shall survive the Closings (and not be merged therein) or any earlier termination of this Agreement.

15.14	Time of Essence. Time is of the essence with respect to this Agreement.

15.15

JURISDICTION. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THE TRANSACTIONS, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER (“PROCEEDINGS”) EACH PARTY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COUNTY OF TARRANT, STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

15.16

WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS BROUGHT BY THE OTHER PARTY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TRANSACTIONS, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

15.17

Facsimile Signatures. Signatures to this Agreement transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied signature and shall accept the telecopied signature of the other party to this Agreement.

15.18

Flood Plain. Seller makes no representation or warranty, express or implied, regarding the location of any 100 year flood plain or U.S. jurisdictional waters or the impact of a 100 year flood plain or U.S. jurisdictional waters on the Real Property. Any costs or expenses associated with the revision of the 100 year flood plain or revision of the 100 year flood plain map or in connection with U.S. jurisdictional waters, including without limitation (a) administrative and filing expenses for obtaining a conditional letter of map revision or letter of map revision or in dealing with or complying with any directives or requirements of the U.S. Army Corps of Engineers, and (b) costs of construction to revise the 100 year flood plain or in connection with development or construction within or near any U.S. jurisdictional waters, shall be borne solely and exclusively by Buyer, and Seller shall have no liability therefor.

15.19

Multiple Sellers. Buyer acknowledges that the Property may be owned by both HC III and HC IV. Notwithstanding anything to the contrary, HC III and HC IV shall each only be liable for those representations, warranties, covenants, costs and other obligations of Seller under this Agreement which relate to the portion of the Property that is owned by such party (and not those representations, warranties, covenants, costs and other obligations of Seller under this Agreement which relate to the portions of the Property which are not owned by such party). Notwithstanding anything to the contrary, (i) the representations, warranties, covenants and other obligations of Buyer under this Agreement are made for the benefit of both HC III and HC IV, and HC III and HC IV shall have the right to enforce Seller’s rights and pursue Seller’s remedies under this Agreement either jointly or severally to the extent of their respective interests hereunder, and (ii) the water and mineral reservations contemplated in this Agreement shall inure only to the benefit of the party who currently owns the applicable portion of the Property. Buyer may rely upon any notice or demand given by or on behalf of either HC III or HC IV and may presume any such notice or demand to be binding on both HC III and HC IV.

15.20

Multiple Buyers. Seller acknowledges that the Property may be acquired by multiple Affiliates of Buyer. Notwithstanding anything to the contrary, to the extent this Agreement is assigned to one or more of Buyer’s Affiliates pursuant to Section 15.1 hereof, Buyer’s Affiliates shall only be liable for those representations, warranties, covenants, costs and other obligations of Buyer under this Agreement which relate to the portion of the Property that is to be acquired by such party (and not those representations, warranties, covenants, costs and other obligations of Buyer under this Agreement which relate to the portions of the Property which are not owned by such party). Notwithstanding anything to the contrary, the representations, warranties, covenants and other obligations of Seller under this Agreement are made for the benefit of Buyer and Buyer’s Affiliates (to the extent this Agreement is assigned pursuant to Section 15.1 hereof), and Buyer’s Affiliates shall have the right to enforce Buyer’s rights and pursue Buyer’s remedies under this Agreement either jointly or severally to the extent of their respective interests hereunder. Seller may rely upon any notice or demand given by or on behalf of either Buyer or Buyer’s Affiliates and may presume any such notice or demand to be binding on both Buyer and Buyer’s Affiliates.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed to be effective as of the Effective Date.

HC III:

HERITAGE COMMONS III, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

	By:	/s/ Michael K. Berry
	Name:	Michael K. Berry
	Title:	Executive Vice President

HC IV:

HERITAGE COMMONS IV, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

	By:	/s/ Michael K. Berry
	Name:	Michael K. Berry
	Title:	Executive Vice President

[Signatures continued on the following page]

BUYER:

MACQUARIE CNL INCOME, LP, a Delaware limited partnership

By:	Macquarie CNL Income GP, LLC, a Delaware limited liability company its General Partner

By:	Macquarie CNL Global Income Trust, Inc., a Maryland corporation its Managing Member

	By:	/s/ Robert A. Bourne
	Name:	Robert A. Bourne
	Title:	Chief Executive Officer

AGREEMENT OF ESCROW AGENT

The undersigned has executed this Agreement solely to confirm its agreement to (a) hold the Escrow Deposits in escrow in accordance with the provisions hereof and (b) comply with the provisions of Article 14 and Section 15.2.

In witness whereof, the undersigned has executed this Agreement as of     4/25/2011    , 2011.

REPUBLIC TITLE OF TEXAS, INC.

By:	/s/ Anne Gross
Name:	Anne Gross
Title:	Vice President

EXHIBIT A-1 TO PSA

LEGAL DESCRIPTION OF THE HC III PROPERTY

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT A-2 TO PSA

LEGAL DESCRIPTION OF THE HC IV PROPERTY

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT B-1 TO PSA

LIST OF HC III CONTRACTS

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT B-2 TO PSA

LIST OF HC IV CONTRACTS

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT C-1 TO PSA

LIST OF HC III LEASES

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT C-2 TO PSA

LIST OF HC IV LEASES

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT D-1 TO PSA

LIST OF HC III PERSONAL PROPERTY

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT D-2 TO PSA

LIST OF HC IV PERSONAL PROPERTY

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT E TO PSA

FORM OF SPECIAL WARRANTY DEED

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT F TO PSA

FORM OF BILL OF SALE

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT G TO PSA

FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT H TO PSA

FORM OF ASSIGNMENT OF LEASES

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT I TO PSA

NOTICES OF LITIGATION, CONTRACT DEFAULTS

AND GOVERNMENTAL VIOLATION

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT J TO PSA

FORM OF TENANT NOTIFICATION LETTER

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT K TO PSA

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT L TO PSA

FORM OF LICENSE

[Omitted as not necessary to an understanding of the agreement]

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of this 10th day of May, 2011, by and between HERITAGE COMMONS III, LTD., a Texas limited partnership (“HC III”) and HERITAGE COMMONS IV, LTD., a Texas limited partnership (“HC IV”) (HC III and HC IV being collectively referred to in this Amendment as the “Seller”), and MACQUARIE CNL INCOME, LP, a Delaware limited partnership (“Buyer”) (each of Seller and Buyer are at times hereinafter referred to individually as a “Party” and together as the “Parties”).

R E C I T A L S

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated April 25, 2011 (collectively, the “Agreement”) for the purchase and sale of all of Seller’s right, title and interest in and to the Property; and

WHEREAS, the Parties desire to amend the Agreement as specifically provided hereinafter.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Recitals. The Parties acknowledge and agree that the foregoing recitals are true and correct and incorporated herein by reference.

2. Defined Terms. Except as specified to the contrary in this Amendment, all defined terms in this Amendment have the same meaning set forth in the Agreement.

3. Agreement on Development Issues. The parties desire to extend the Development Issues Due Date referenced in Section 5.3.1 of the Agreement through 5:00 p.m. Central Time on Wednesday, May 18, 2011 and to delete the term “Development Agreement” from the end of the last paragraph thereof, as such term was inadvertently included in the final version of the Agreement. As a means of incorporating such revisions, Section 5.3.1 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

5.3.1

Agreement on Development Issues. Seller and Buyer shall attempt to agree, in their respective sole and absolute discretion, upon the following items (collectively, the “Development Issues”) on or before 5:00 p.m Central Time on Wednesday, May 18, 2011 (the “Development Issues Due Date”):

(a)	the location and form of the Reserved Easements, as set forth in Section 4.5 above; and

1

(b)	the form of the Property Management Agreement and the Leasing Agreement, as set forth in Section 4.6 above;

Within five (5) days after the Effective Date, Seller shall deliver the following items to Buyer for consideration (collectively, “Seller’s Proposals”): (i) Seller’s proposed location and form of the Reserved Easements, and (ii) Seller’s proposed form of the Property Management Agreement and the Leasing Agreement.

4. Conflicts. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall govern and control.

5. Ratification. As modified by this Amendment, the Agreement is hereby ratified and confirmed and remains in full force and effect.

6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

7. Execution of Amendment. Signatures to this Amendment transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each Party to this Amendment shall be bound by its own telecopied signature and shall accept the telecopied signature of the other Party to this Amendment.

[Signatures on following pages]

2

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed to be effective as of the date first set forth above.

HC III:

HERITAGE COMMONS III, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

	By:	/s/ Michael K. Berry
	Name:	Michael K. Berry
	Title:	Executive Vice President

HC IV:

HERITAGE COMMONS IV, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

	By:	/s/ Michael K. Berry
	Name:	Michael K. Berry
	Title:	Executive Vice President

[Signatures continued on the following page]

3

BUYER:

MACQUARIE CNL INCOME, LP, a Delaware limited partnership

By:	Macquarie CNL Income GP, LLC, a Delaware limited liability company its General Partner

By:	Macquarie CNL Global Income Trust, Inc., a Maryland corporation its Managing Member

	By:	/s/ Steven D. Shackelford
	Name:	Steven D. Shackelford
	Title:	CFO

4

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of this 18th day of May, 2011, by and between HERITAGE COMMONS III, LTD., a Texas limited partnership (“HC III”) and HERITAGE COMMONS IV, LTD., a Texas limited partnership (“HC IV”) (HC III and HC IV being collectively referred to in this Amendment as the “Seller”), and MACQUARIE CNL INCOME, LP, a Delaware limited partnership (“Buyer”) (each of Seller and Buyer are at times hereinafter referred to individually as a “Party” and together as the “Parties”).

R E C I T A L S

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated April 25, 2011 as amended by that certain First Amendment to Purchase and Sale Agreement effectively dated May 10, 2011 (collectively, the “Agreement”) for the purchase and sale of all of Seller’s right, title and interest in and to the Property; and

WHEREAS, the Parties desire to amend the Agreement as specifically provided hereinafter.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Recitals. The Parties acknowledge and agree that the foregoing recitals are true and correct and incorporated herein by reference.

2. Defined Terms. Except as specified to the contrary in this Amendment, all defined terms in this Amendment have the same meaning set forth in the Agreement.

3. Agreement on Development Issues. The parties desire to extend the Development Issues Due Date referenced in Section 5.3.1 of the Agreement through 5:00 p.m. Central Time on Monday, May 23, 2011 and to delete the term “Development Agreement” from the end of the last paragraph thereof, as such term was inadvertently included in the final version of the Agreement. As a means of incorporating such revisions, Section 5.3.1 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

5.3.1

Agreement on Development Issues. Seller and Buyer shall attempt to agree, in their respective sole and absolute discretion, upon the following items (collectively, the “Development Issues”) on or before 5:00 p.m Central Time on Monday, May 23, 2011 (the “Development Issues Due Date”):

(a)	the location and form of the Reserved Easements, as set forth in Section 4.5 above; and

(b)	the form of the Property Management Agreement and the Leasing Agreement, as set forth in Section 4.6 above;

Within five (5) days after the Effective Date, Seller shall deliver the following items to Buyer for consideration (collectively, “Seller’s Proposals”): (i) Seller’s proposed location and form of the Reserved Easements, and (ii) Seller’s proposed form of the Property Management Agreement and the Leasing Agreement.

4. Conflicts. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall govern and control.

5. Ratification. As modified by this Amendment, the Agreement is hereby ratified and confirmed and remains in full force and effect.

6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

7. Execution of Amendment. Signatures to this Amendment transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each Party to this Amendment shall be bound by its own telecopied signature and shall accept the telecopied signature of the other Party to this Amendment.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

2

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed to be effective as of the date first set forth above.

HC III:

HERITAGE COMMONS III, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

	By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

		By:	/s/ Michael K. Berry
		Name:	Michael K. Berry
		Title:	Executive Vice President

HC IV:

HERITAGE COMMONS IV, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

	By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

		By:	/s/ Michael K. Berry
		Name:	Michael K. Berry
		Title:	Executive Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

3

BUYER:

MACQUARIE CNL INCOME, LP, a Delaware limited partnership

By:	Macquarie CNL Income GP, LLC, a Delaware limited liability company its General Partner

	By:	Macquarie CNL Global Income Trust, Inc., a Maryland corporation its Managing Member

		By:	/s/ Andrew A. Hyltin
		Name:	Andrew A. Hyltin
		Title:	President

4

THIRD AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of this 23rd day of May, 2011, by and between HERITAGE COMMONS III, LTD., a Texas limited partnership (“HC III”) and HERITAGE COMMONS IV, LTD., a Texas limited partnership (“HC IV”) (HC III and HC IV being collectively referred to in this Amendment as the “Seller”), and MACQUARIE CNL INCOME, LP, a Delaware limited partnership (“Buyer”) (each of Seller and Buyer are at times hereinafter referred to individually as a “Party” and together as the “Parties”).

R E C I T A L S

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated April 25, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement effectively dated May 10, 2011 and that certain Second Amendment to Purchase and Sale Agreement effectively dated May 18, 2011 (collectively, the “Agreement”) for the purchase and sale of all of Seller’s right, title and interest in and to the Property; and

WHEREAS, the Parties desire to amend the Agreement as specifically provided hereinafter.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Recitals. The Parties acknowledge and agree that the foregoing recitals are true and correct and incorporated herein by reference.

2. Defined Terms. Except as specified to the contrary in this Amendment, all defined terms in this Amendment have the same meaning set forth in the Agreement.

3. Items Agreed Upon During Due Diligence Period. Seller and Buyer hereby acknowledge that they have agreed on all of the Development Issues as defined in Section 5.3.1 of the Agreement prior to the expiration of the Development Issues Due Date.

4. Due Diligence Period. Seller and Buyer hereby agree to extend the Due Diligence Period through 5:00 p.m. Central Time on Thursday, June 2, 2011. For the avoidance of doubt, the definition of “Due Diligence Period” set forth in Article 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“‘Due Diligence Period’ shall mean the period commencing on the Effective Date and expiring at 5:00 p.m. Central Time on Thursday, June 2, 2011.”

5. Easements. Section 4.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

“4.5 Easements. Seller may, prior to or at the HC III Closing, (i) execute and deliver to Oncor Electric Delivery Company, LLC, an Underground Electric Line Easement Agreement in the form of Exhibit M attached hereto and incorporated by this reference (the “Oncor Electric Line Easement”), (ii) execute and deliver to the City of Fort Worth, a Permanent Water Line Easement in the form of Exhibit N attached hereto and incorporated by this reference (the “City of Fort Worth Water Line Easement”), and (iii) execute and deliver to Independence Water, L.P., an Underground Water Line Easement Agreement in the form of Exhibit O attached hereto and incorporated by this reference (the “Independence Water Line Easement”). At the HC IV Closing, Seller’s affiliate, ADL Development, L.P. (“ADL”) and Buyer shall execute, acknowledge and deliver to each other a Reciprocal Access Easement Agreement in the form of Exhibit P attached hereto and incorporated by this reference (the “HC IV Reciprocal Access Easement”). The Oncor Electric Line Easement, the City of Fort Worth Water Line Easement, the Independence Water Line Easement and the HC IV Reciprocal Access Easement shall all be deemed Permitted Exceptions hereunder.”

6. Property Management Agreement and Leasing Agreement. Section 4.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

“4.6 Property Management Agreement and Leasing Agreement. Following each of the Closings, Seller’s Affiliate, Hillwood Alliance Services, LLC (“HAS”), will jointly manage and lease the Real Property with Buyer or an Affiliate of Buyer pursuant to two separate On-Site Property Management Agreements (one for the HC III Real Property and one for the HC IV Real Property) in the form of Exhibit Q attached hereto and incorporated by this reference (each a “Property Management Agreement”) and two separate Exclusive Leasing Agreements (one for the HC III Real property and one for the HC IV Real Property) in the form of Exhibit R attached hereto and incorporated by this reference (each a “Leasing Agreement”). Such agreements shall be deemed Permitted Exceptions hereunder.”

7. Daimler Expansion Option. Section 4.7 of the Agreement is hereby deleted in its entirety and replaced with the following:

“4.7 Daimler Expansion Option. Seller and Buyer agree and acknowledge that Seller has amended that certain Standard Building Lease Agreement dated January 8, 2008 (the “Daimler Lease”) by and between HC IV and DCFS USA LLC, a Delaware limited liability company (“Daimler”) to terminate Daimler’s expansion option originally set forth in Section 19.30 thereof (the “Daimler Lease Amendment”), and that Seller has delivered a copy of the Daimler Lease Amendment to Buyer. The Daimler Lease, as amended by the Daimler Lease Amendment, shall be deemed a Permitted Exception hereunder.”

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8. Items to be agreed upon During the Due Diligence Period. Section 5.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.3 Items to be agreed upon During the Due Diligence Period. Seller and Buyer hereby acknowledge that they have agreed on the form of all documents described in Sections 4.5 and 4.6 above.”

9. HC III Reserved Easements. Section 7.3(f) of the Agreement is hereby deleted in its entirety.

10. HC IV Reserved Easements. Section 8.3(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(f) HC IV Reciprocal Access Easement. The HC IV Reciprocal Access Easement, executed and acknowledged by ADL.”

11. Buyer’s Counterpart HC IV Reciprocal Access Easement. Section 8.4 of the Agreement is hereby amended by inserting the following as a new Section 8.4(i):

“(i) HC IV Reciprocal Access Easement. The HC IV Reciprocal Access Easement, executed and acknowledged by Buyer.”

12. Exhibits. The Agreement is hereby amended by (i) inserting the form of Oncor Electric Line Easement attached as Exhibit M to this Amendment as a new Exhibit M to the Agreement, (ii) inserting the form of City of Fort Worth Water Line Easement attached as Exhibit N to this Amendment as a new Exhibit N to the Agreement, (iii) inserting the form of Independence Water Line Easement attached as Exhibit O to this Amendment as a new Exhibit O to the Agreement, (iv) inserting the form of HC IV Reciprocal Access Easement attached as Exhibit P to this Amendment as a new Exhibit P to the Agreement, (v) inserting the form of Property Management Agreement attached as Exhibit Q to this Amendment as a new Exhibit Q to the Agreement, and (vi) inserting the form of Leasing Agreement attached as Exhibit R to this Amendment as a new Exhibit R to the Agreement.

13. 1031 Exchange. Buyer and Seller agree that either party may elect to effectuate a tax deferred exchange in accordance with the Internal Revenue Service code, Section 1031. Both Buyer and Seller agree to cooperate with the other in effectuating said tax deferred exchange; provided, however, that the cooperating party shall incur no additional expense, obligation or liability in connection therewith and there will be no delay in either Closing.

14. Conflicts. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall govern and control.

15. Ratification. As modified by this Amendment, the Agreement is hereby ratified and confirmed and remains in full force and effect.

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16. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

17. Execution of Amendment. Signatures to this Amendment transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each Party to this Amendment shall be bound by its own telecopied signature and shall accept the telecopied signature of the other Party to this Amendment.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

4

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed to be effective as of the date first set forth above.

HC III:

HERITAGE COMMONS III, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

	By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

		By:	/s/ T. J. Harris
		Name:	T. J. Harris
		Title:	Sr. VP

HC IV:

HERITAGE COMMONS IV, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

	By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

		By:	/s/ T. J. Harris
		Name:	T. J. Harris
		Title:	Sr. VP

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BUYER:

MACQUARIE CNL INCOME, LP, a Delaware limited partnership

By:	Macquarie CNL Income GP, LLC, a Delaware limited liability company its General Partner

	By:	Macquarie CNL Global Income Trust, Inc., a Maryland corporation its Managing Member

		By:	/s/ Robert A. Bourne
		Name:	Robert A. Bourne
		Title:	Chief Executive Officer

EXHIBIT M TO AMENDMENT

FORM OF ONCOR ELECTRIC LINE EASEMENT

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT N TO AMENDMENT

FORM OF CITY OF FORT WORTH WATER LINE EASEMENT

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT O TO AMENDMENT

FORM OF INDEPENDENCE WATER LINE EASEMENT

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT P TO AMENDMENT

FORM OF HC IV RECIPROCAL ACCESS EASEMENT

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT Q TO AMENDMENT

FORM OF PROPERTY MANAGEMENT AGREEMENT

[Omitted as not necessary to an understanding of the agreement]

EXHIBIT R TO AMENDMENT

FORM OF LEASING AGREEMENT

EXCLUSIVE LEASING AGREEMENT

[Omitted as not necessary to an understanding of the agreement]

FOURTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of this 2nd day of June, 2011, by and between HERITAGE COMMONS III, LTD., a Texas limited partnership (“HC III”) and HERITAGE COMMONS IV, LTD., a Texas limited partnership (“HC IV”) (HC III and HC IV being collectively referred to in this Amendment as the “Seller”), and MACQUARIE CNL INCOME, LP, a Delaware limited partnership (“Buyer”) (each of Seller and Buyer are at times hereinafter referred to individually as a “Party” and together as the “Parties”).

R E C I T A L S

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated April 25, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement effectively dated May 10, 2011, that certain Second Amendment to Purchase and Sale Agreement effectively dated May 18, 2011 and that certain Third Amendment to Purchase and Sale Agreement effectively dated May 23, 2011 (collectively, the “Agreement”) for the purchase and sale of all of Seller’s right, title and interest in and to the Property; and

WHEREAS, the Parties desire to amend the Agreement as specifically provided hereinafter.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Recitals. The Parties acknowledge and agree that the foregoing recitals are true and correct and incorporated herein by reference.

2. Defined Terms. Except as specified to the contrary in this Amendment, all defined terms in this Amendment have the same meaning set forth in the Agreement.

3. Due Diligence Period. Seller and Buyer hereby agree to extend the Due Diligence Period through 5:00 p.m. Central Time on Monday, June 6, 2011. For the avoidance of doubt, the definition of “Due Diligence Period” set forth in Article 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“‘Due Diligence Period’ shall mean the period commencing on the Effective Date and expiring at 5:00 p.m. Central Time on Monday, June 6, 2011.”

4. HC III Closing Date. Seller and buyer hereby agree that the HC III Closing Date shall occur on July 5, 2011. For the avoidance of doubt, the definition of “HC III Closing Date” set forth in Article 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“‘HC III Closing Date’ shall mean July 5, 2011.”

5. HC IV Closing Date. Seller and buyer hereby agree that the HC IV Closing Date shall occur on September 30, 2011, unless extended by Buyer pursuant to the terms of the Agreement. For the avoidance of doubt, the definition of “HC IV Closing Date” set forth in Article 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“‘HC IV Closing Date’ shall mean the date that is one hundred sixteen (116) days after the expiration of the Due Diligence Period, subject to extension as expressly provided in this Agreement.”

6. Conflicts. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall govern and control.

7. Ratification. As modified by this Amendment, the Agreement is hereby ratified and confirmed and remains in full force and effect.

8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

9. Execution of Amendment. Signatures to this Amendment transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each Party to this Amendment shall be bound by its own telecopied signature and shall accept the telecopied signature of the other Party to this Amendment.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

2

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed to be effective as of the date first set forth above.

HC III:

HERITAGE COMMONS III, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

	By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

		By:	/s/ T. J. Harris
		Name:	T. J. Harris
		Title:	Sr. VP

HC IV:

HERITAGE COMMONS IV, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

	By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

		By:	/s/ T. J. Harris
		Name:	T. J. Harris
		Title:	Sr. VP

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

3

BUYER:

MACQUARIE CNL INCOME, LP , a Delaware limited partnership

By:	Macquarie CNL Income GP, LLC, a Delaware limited liability company its General Partner

	By:	Macquarie CNL Global Income Trust, Inc., a Maryland corporation its Managing Member

		By:	/s/ Robert A. Bourne
		Name:	Robert A. Bourne
		Title:	Chief Executive Officer

4

FIFTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of this 6th day of June, 2011, by and between HERITAGE COMMONS III, LTD., a Texas limited partnership (“HC III”) and HERITAGE COMMONS IV, LTD., a Texas limited partnership (“HC IV”) (HC III and HC IV being collectively referred to in this Amendment as the “Seller”), and MACQUARIE CNL INCOME, LP, a Delaware limited partnership (“Buyer”) (each of Seller and Buyer are at times hereinafter referred to individually as a “Party” and together as the “Parties”).

R E C I T A L S

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement dated April 25, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement effectively dated May 10, 2011, that certain Second Amendment to Purchase and Sale Agreement effectively dated May 18, 2011, that certain Third Amendment to Purchase and Sale Agreement effectively dated May 23, 2011 and that certain Fourth Amendment to Purchase and Sale Agreement effectively dated June 2, 2011 (collectively, the “Agreement”) for the purchase and sale of all of Seller’s right, title and interest in and to the Property; and

WHEREAS, the Parties desire to amend the Agreement as specifically provided hereinafter.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Recitals. The Parties acknowledge and agree that the foregoing recitals are true and correct and incorporated herein by reference.

2. Defined Terms. Except as specified to the contrary in this Amendment, all defined terms in this Amendment have the same meaning set forth in the Agreement.

3. Revision to Form of Deed. The last sentence of Section 12 of the Use Restrictions attached as Exhibit C to the form of Deed attached as Exhibit E to the Agreement is hereby deleted.

4. License Agreement. The Agreement is hereby amended by deleting Exhibit L to the Agreement in its entirety and replacing it with the form of License Agreement attached as Exhibit L to this Amendment.

5. Property Management Agreement and Leasing Agreement. The form of Property Management Agreement attached as Exhibit Q to the Agreement is hereby deleted in its entirety and replaced with the form of Property Management Agreement attached as Exhibit Q to this Amendment. The form of Leasing Agreement attached as Exhibit R to the Agreement is hereby deleted in its entirety and replaced with the form of Leasing Agreement attached as Exhibit R to this Amendment.

6. Daimler Lease Amendment Regarding Parking. Prior to the date that is five (5) days prior to the HC IV Closing Date, Seller shall use commercially reasonable efforts to obtain a fully executed amendment to that certain Standard Building Lease Agreement dated January 8, 2008 by and between HC IV and Daimler (the “Daimler Lease”) substantially in the form of Exhibit S attached hereto and incorporated by this reference (the “Daimler Lease Amendment Regarding Parking”). In the event that Seller fails to obtain the signed Daimler Lease Amendment Regarding Parking prior to the date that is five (5) days prior to the HC IV Closing Date, then, on or before the HC IV Closing Date, Buyer may, as its sole and exclusive remedy, elect in writing to either (i) terminate this Agreement, in which event the Deposit shall be paid to Buyer and, thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (ii) waive such requirement and proceed with the HC IV Closing. Failure of Buyer to terminate this Agreement in writing on or before the HC IV Closing Date shall be deemed an election by Buyer to waive such requirement.

7. Exhibits. The Agreement is hereby amended by inserting the form of Daimler Lease Amendment Regarding Parking attached as Exhibit S to this Amendment as a new Exhibit S to the Agreement.

8. Conflicts. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall govern and control.

8. Ratification. As modified by this Amendment, the Agreement is hereby ratified and confirmed and remains in full force and effect.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

10. Execution of Amendment. Signatures to this Amendment transmitted by telecopy shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each Party to this Amendment shall be bound by its own telecopied signature and shall accept the telecopied signature of the other Party to this Amendment.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

2

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed to be effective as of the date first set forth above.

HC III:

HERITAGE COMMONS III, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

	By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

		By:	/s/ Michael K. Berry
		Name:	Michael K. Berry
		Title:	Executive Vice President

HC IV:

HERITAGE COMMONS IV, LTD., a Texas limited partnership

By:	Hillwood Alliance Management, L.P., a Texas limited partnership, its general partner

	By:	Hillwood Alliance GP, LLC, a Texas limited liability company its general partner

		By:	/s/ Michael K. Berry
		Name:	Michael K. Berry
		Title:	Executive Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BUYER:

MACQUARIE CNL INCOME, LP, a Delaware limited partnership

By:	Macquarie CNL Income GP, LLC, a Delaware limited liability company its General Partner

	By:	Macquarie CNL Global Income Trust, Inc., a Maryland corporation its Managing Member

		By:	/s/ Robert A. Bourne
		Name:	Robert A. Bourne
		Title:	Chief Executive Officer

EXHIBIT L TO AMENDMENT

FORM OF LICENSE AGREEMENT

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT Q TO AMENDMENT

FORM OF PROPERTY MANAGEMENT AGREEMENT

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT R TO AMENDMENT

FORM OF LEASING AGREEMENT

[Omitted as not necessary for an understanding of the agreement]

EXHIBIT S TO AMENDMENT

FORM OF DAIMLER LEASE AMENDMENT REGARDING PARKING

[Omitted as not necessary for an understanding of the agreement]